***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is made and entered into effective as of July 11, 2011 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477 Munich, Germany (“Micromet”), Micromet, Inc., having its principal place of business at 9201 Corporate Boulevard, Suite 400, Rockville, MD 20850 (solely for the purpose of Section 16.4), and Amgen Inc., having its principal place of business at One Amgen Center Drive, Thousand Oaks, CA 91320-1799, U.S.A. (“Amgen”).  Micromet and Amgen each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

Recitals

A.           Micromet has developed a proprietary platform for the discovery, research, and development of BiTE® antibodies, which may have applications in the treatment of cancer.

B.           Amgen is a global biotechnology company with experience in the development and commercialization of pharmaceutical products.

C.           Micromet and Amgen desire to collaborate on a research program with respect to three potential drug targets and the development of BiTE antibody products binding to one or two selected targets, and to have Amgen further develop, manufacture and commercialize such products on a worldwide basis.

In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Agreement

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout this Agreement.

1.1         “Advance Payment” has the meaning set forth in Section 9.1.

1.2         “Affiliate” means, with respect to any Person, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of an entity entitled to vote in the election of directors or similar governing body, or if local law restricts foreign ownership, of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.3         “Alliance Manager” has the meaning set forth in Section 2.3.1.

1.4         “[***] Technology” means, with respect to a Product, any [***] Technology that is developed [***] the [***] of the [***] for such Product and is [***] for use by [***] for the Exploitation of [***] (other than those [***] to a [***] (or, during the [***], to a [***])).

1.5         “[***] Technology” means any Patent or Know-How that is conceived or generated solely by employees, agents or Service Providers of [***] or its Affiliates pursuant to [***] this Agreement, but excluding any (a) [***] Technology, (b) [***] Technology, (c) [***] Technology or (d) [***] or [***] conceived or generated by [***] or its Affiliates pursuant to the [***] this Agreement.

1.6         “Amgen Indemnitee” has the meaning set forth in Section 15.2.

1.7         “[***] Technology” means any Patent or Know-How that (a) is [***] or its Affiliates during the Term and (b) is [***] of a Product, but excluding [***] and any [***],[***],[***] or [***] or [***].

1.8         “Antibody” means a molecule comprising two or more immunoglobulin variable domains or parts of such domains.

1.9         “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other requirements (including Good Manufacturing Practices (GMP), Good Laboratory Practices (GLP) and Good Clinical Practices (GCP), collectively referred to as “GxP”), that may be in effect from time to time and apply to the Exploitation of a Product in the countries of the Territory, including any such statutes, rules, regulations, guidelines, or other requirements of the FDA or the EMA.

1.10       “Bankruptcy Code” has the meaning set forth in Section 14.5.2.

1.11       “Biosimilar Act” means the Biologics Price Competition and Innovation Act of 2009 (or any amendment or successor statute thereto).

1.12       “BiTE Antibody” means any bi-specific, single-chain Antibody that binds to the [***] of T cells and uses or is based upon Micromet’s proprietary platform technology, including any such Antibody so generated pursuant to this Agreement by or on behalf of Micromet, Amgen or any sublicensee under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.13      “BLA” means a Biologics License Application, supplemental Biologics License Application, or similar application filed or to be filed with the FDA, as described in Title 21 of the U.S. Code of Federal Regulations, Part 601, et seq., or a comparable application in jurisdictions outside the United States of America, including a marketing approval application filed or to be filed with the EMA.

1.14      “Breaching Party” has the meaning set forth in Section 13.3.1.

1.15      “Business Day” means any weekday that is not a legal holiday in New York, New York, or Munich, Germany and is not a day on which banking institutions in any of those cities are required by law or regulation to be closed.

1.16      “Calendar Quarter” means any one of the four three-month time periods in any calendar year commencing on January 1, April 1, July 1 and October 1 of such year.

1.17      “Change of Control” means with respect to any entity (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors or similar governing body represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity (whether by sale or merger or otherwise, but excluding the issuance of shares in bona fide financing transactions in which multiple unaffiliated Third Parties participate where a majority of the members of the board of directors or similar governing body of the Acquired Entity remains unchanged), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions; (b) a merger, reorganization or consolidation under applicable law of the Acquired Entity with one or more Third Parties as a result of which (i) the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger, reorganization or consolidation do not continue to hold immediately following the closing of such merger, reorganization or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation or (ii) the board of directors or similar governing body of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger, reorganization or consolidation constitutes less than a majority of the members of the board of directors or similar governing body of such Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity (or the surviving entity) immediately following such merger, reorganization or consolidation; or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one or more Third Parties in one transaction or a series of related transactions; provided that, (x) in the case of subsections (a) and (b), any transaction solely to change the domicile of the Acquired Entity shall not be deemed a “Change of Control”, and (y) for all purposes of this Agreement, when “Change of Control” is used with reference to Micromet, it shall be deemed to include a reference to the ultimate parent of Micromet and any intervening entities.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.18     “Co-Chair” has the meaning set forth in Section 2.1.1.

1.19     “Collaboration Target” means the target(s) selected from the Feasibility Targets for further development after the end of the Feasibility Phase, as further described in Section 3.5.

1.20     “[***] License” has the meaning set forth in Section 4.2.3(b).

1.21     “Commercialization” means the manufacture for commercial sale, and the marketing, promotion, advertising, selling and distribution of a product after Marketing Approval has been obtained.  The term “Commercialize” has a correlative meaning.

1.22     “[***] Technology” means methods, technology, processes, analyses, [***] plans and information relating to the [***] of the Products, including [***] tools and analyses, [***] statements and strategies, [***] strategies and analyses, [***] programs and materials, [***] materials and reports, [***] planning and allocation, [***] data (whether [***] or otherwise), [***] data, data [***], and analysis tools, and strategies and data relating to [***],[***],[***] and the like.

1.23     “Commercially Reasonable Efforts” means the carrying out of obligations or tasks by a Party using a level of efforts in good faith consistent with the exercise of prudent scientific and business judgment, as applied by similarly situated companies in the biopharmaceutical industry to products or research or development candidates owned or licensed by it of similar scientific and commercial potential.  Commercially Reasonable Efforts will take into account the stage of development or commercialization, market potential and market size, the product life cycle, the risk of development or Commercialization of the product, the competitiveness of alternative products that are or are expected to be in the marketplace (but excluding, in each case, any such products or programs that are internal to the relevant Party or its Affiliates), the scope and duration of patent rights or other proprietary rights related to the product, the profitability of the product and alternative products and other relevant commercial factors.  The term “Commercially Reasonable” has a correlative meaning.

1.24     “Competing Product” has the meaning set forth in Section 8.8.1.

1.25     “Confidential Information” has the meaning set forth in Section 11.1.

1.26     “Control” means, with respect to a Party and any Patent, Know-How, or other intellectual property right, that a Party owns or has a license to such Patent, Know-How or intellectual property right and has the ability to grant to the other Party a license or a sublicense (as applicable) to such Patent, Know-How or intellectual property right on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant to the other Party such access, license or sublicense.  The term “Controlled” has a correlative meaning.

1.27     “[***]” has the meaning set forth in Section 5.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.28     “Cost Overrun” has the meaning set forth in Section 9.2.2.

1.29     “[***] Technology” means, with respect to a Product, [***] and methods, product [***] and [***] improvements for such Product, such as improvements that increase [***],[***] or [***],[***] product [***] or decrease [***] or [***].  Notwithstanding the foregoing, for purposes of [***] Technology, [***] Technology, [***] Technology and [***] Technology, “[***] Technology” will exclude any Patents or Know-How [***] for the [***] of a Product by means of [***] (including [***] or [***]) (“[***] Technology”) except to the extent any [***] Technology relates to the [***] of product [***], any form of [***], or [***] improvements to the Product [***] or [***].

1.30     “Development Candidate” has the meaning set forth in Section 4.2.1.

1.31     “Development Plan” means the plan for the research and development of a Product, as such plan may be amended in accordance with Section 4.1.2.

1.32     “Disclosing Party” has the meaning set forth in Section 11.1.

1.33     “Dispute” has the meaning set forth in Section 18.4.2.

1.34     “EMA” means the European Medicines Agency, or any successor agency thereto.

1.35     “EU” means those countries, nations, states or other territories under the jurisdiction of the EMA or any successor thereto, as such jurisdiction may change from time to time.

1.36     “Exploit” means to research, develop, make, use, offer for sale, sell, import, export, Commercialize or otherwise exploit a product, or have any of the foregoing performed on a Party’s behalf.  The term “Exploitation” has a correlative meaning.

1.37     “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.38     “Feasibility Phase” means the portion of the [***] that includes certain [***] and [***] and other activities to be conducted by the Parties commencing on the Effective Date, as further described in the Development Plan.

1.39     “Feasibility Report” has the meaning set forth in Section 3.4.

1.40     “Feasibility Targets” means the [***] or [***] and [***] of the targets set out in Exhibit A, and any [***] of any such target.

1.41     “Field” means [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.42     “First Commercial Sale” means, with respect to a Product in any country, the first sale to a Third Party of a Product in such country after Marketing Approval has been granted by the applicable Regulatory Authority in such country.

1.43     “FTE” means the equivalent of a total of [***] hours per year of work carried out by a qualified employee of a Party in accordance with the Development Plan.  If any employee of a Party works partially on the execution of the Development Plan and partially on other work, then the full-time equivalent to be attributed to such individual’s work hereunder will be equal to the percentage of such individual’s total work time that such individual spent working on the execution of the Development Plan.  FTE work will not include the work of [***] or [***], except to the extent included in the FTE Rate.

1.44     “FTE Rate” means €[***] per FTE, which amount is fully burdened and includes without limitation, for each FTE, [***], and a pro rata [***] of [***] and [***].

1.45     “Governmental Authority” means any supranational, national, federal, state, local, municipal, quasi-governmental or other authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal) exercising executive, legislative or judicial governmental powers.

1.46     “IND” means an Investigational New Drug Application filed or to be filed with the FDA as described in Title 21 of the U.S. Code of Federal Regulations, Part 312, and the equivalent application in jurisdictions outside the United States of America, including an “Investigational Medicinal Product Dossier” filed or to be filed with the EMA.

1.47     “Indemnification Claim Notice” has the meaning set forth in Section 15.3.

1.48     “Indemnified Party” has the meaning set forth in Section 15.3.

1.49     “Indemnifying Party” has the meaning set forth in Section 15.3.

1.50     “Indemnitee” has the meaning set forth in Section 15.3.

1.51     “Infringement” has the meaning set forth in Section 7.5.1.

1.52     “Initial Development Plan” has the meaning set forth in Section 4.1.1.

1.53     “[***] Technology” has the meaning set forth in Section 1.29.

1.54     “[***] Technology” means any Patent or Know-How conceived or generated [***] by employees, agents, or Service Providers of [***] or [***] Affiliates pursuant to [***] this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.55     “[***]” means, with respect to a Product, the [***] and [***] of such Product (including Research Candidates and Development Candidates related thereto) commencing with the [***] and ending upon the later of (a) the receipt by the [***] of the [***] from the [***] for such Product, or (b) the completion of all [***] or [***] to be performed by [***] pursuant to the [***] for such Product (including Research Candidates and Development Candidates related thereto).

1.56     “JSC” has the meaning set forth in Section 2.1.1.

1.57     “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, protein sequences, DNA sequences, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not [***] or [***] in a [***].

1.58     “Licensed Technology” means the [***] Technology, [***] Technology, [***] Technology, [***] Technology, and [***] rights and interest in [***] Technology, and any [***] Technology or [***] Technology to the extent included in Licensed Technology pursuant to Sections 8.3 and 8.4, respectively.

1.59     “[***]” means [***], the successor-in-interest of [***] with respect to the [***] Agreement, or any subsequent successor-in-interest thereto.

1.60     “[***] Agreement” means that certain [***] Agreement, dated [***], by and between Micromet and [***], as amended.

1.61     “Losses” has the meaning set forth in Section 15.1.

1.62     “Major Market” means each of the United States, the United Kingdom, Germany, France, Italy, Spain and Japan.

1.63     “[***] Technology” means, with respect to a Product, any improvements to [***],[***] or [***] for such Product.

1.64     “Marketing Approval” means the approval of a BLA, and any [***] and [***] to the extent required by Applicable Law prior to the sale of a pharmaceutical product in a country.

1.65     “[***] Collaboration Expenses” means those costs and expenses incurred by [***] after [***] directly in accordance with the [***], limited to the following:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(a)           [***] associated with the [***] of any [***] performed by a [***] for [***] in accordance with the [***] (and for clarity are not otherwise included as part of the [***]);

(b)           [***]; and

(c)           any other costs or expenses [***] and included in the [***].

1.66     “[***] Technology” means any Patent or Know-How conceived or generated solely by employees, agents or Service Providers of [***] or its Affiliates pursuant to [***] this Agreement, but excluding any [***] Technology.

1.67     “[***] Collaborator” means any Third Party developing or commercializing a product containing or comprising a [***] alone or in collaboration with [***], in each case under a license to Patents Controlled by [***].

1.68     “[***] Technology” means any Patent or Know-How that (a) is conceived or generated by employees, agents or Service Providers of a [***] or its Affiliates, either solely or jointly with employees, agents or Service Providers of [***] or its Affiliates, in performing activities under a [***] or [***] agreement with [***], (b) is Controlled by [***] during the Term, and (c) is [***] for the [***] of a [***], but excluding any Patent or Know-How that, if it had been generated by [***], would [***] Technology set forth in [***] of Section [***] (unless separately licensed by [***] to [***]).

1.69     “[***] Technology” means any [***] Technology that is [***] for the [***] of a [***].

1.70     “[***] FTE Costs” means, for all [***] performed by [***] in accordance with the [***], the product of (a) the number of FTEs used by [***] for such [***] as set forth in the [***] and (b) the [***]. For the avoidance of doubt, the activity of contract personnel will be charged as Out-of-Pocket Costs.

1.71     “Micromet Indemnitee” has the meaning set forth in Section 15.1.

1.72     “[***] Technology” means any Patent or Know-How that (a) is [***] Technology or [***] Technology, (b) becomes Controlled by [***] or its Affiliates after the Effective Date, and (c) is [***] for the [***] of a [***], but excluding (i) any [***] Technology, and (ii) any such Patent or Know-How that is [***] for the [***] of such [***] on account of [***] or other [***] made by [***] either to [***] or [***] following the [***] of the [***] hereunder.

1.73     “[***] Technology” means any [***] Technology other than the [***] Technology.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.74     “[***] Technology” means any Patent or Know-How that (a) is licensed from a Third Party to [***] as of the Effective Date, and (b)(i) is [***] for the [***] of a [***] (including the Patents licensed to [***] pursuant to the [***] listed in [***]) or (ii) is [***] in its performance of [***] this Agreement, but excluding any [***] Technology.

1.75     “[***] Technology” means any Patent or Know-How that (a) is owned by [***] as of the Effective Date, and (b)(i) is [***] for the [***] of a [***] (including the Patents listed in Exhibit C) or (ii) is [***] in its performance of [***] this Agreement, but excluding any [***] Technology.

1.76     “[***]” means: (a) with respect to a Patent, that [***] the [***] of a [***] or the [***] of a [***] would [***] the relevant Patent, and (b) with respect to Know-How, that such Know-How is [***] and [***] the [***] or [***].

1.77     “Net Sales” means the gross amount invoiced or otherwise collected by or on behalf of Amgen or its Affiliates or sublicensees for sales or other commercial dispositions of Products to Third Party purchasers that are not sublicensees of the selling party (which Third Party purchasers for purposes of this definition will include bona fide Third Party distributors who purchase Products from Amgen or its Affiliates at arm’s length transfer prices for resale outside the United States, the EU and Japan so long as such distributor is not granted a sublicense hereunder (other than an implied sublicense arising from purchase of Products and rights to regulatory filings and related data)), less the following deductions in each case to the extent allocated to such Product and included in such invoice or otherwise actually allowed and taken with respect to such sales, determined in accordance with IAS/IFRS (or GAAP for the U.S.) consistently applied:

(a)           trade, cash, prompt payment and quantity discounts;

(b)           returns, allowances, rebates, chargebacks, and payments to government agencies;

(c)           retroactive price reductions;

(d)           fees paid to distributors (that do not engage in marketing or promotion of the Product and excluding any sales representatives of a Party or any of its Affiliates and their respective sublicensees), group purchasing organizations and managed care entities;

(e)           credits and allowances for product replacement, whether cash or trade;

(f)           non-recoverable sales taxes, excise taxes, tariffs and duties (excluding taxes when assessed on income derived from sales) imposed on Product sales and separately included on the invoice;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(g)           bad debt to the extent actually tracked by the Amgen Finance Department and, to the extent not so tracked, an allowance of [***] percent ([***]%), provided that, where actually tracked, any such amounts subsequently recovered are treated as Net Sales;

(h)           freight or other transportation charges, insurance charges, and additional special packaging and separately included on the invoice; and

(i)           as agreed by the Parties in writing (in each Party’s sole discretion).

Net Sales in currency other than Euros will be translated into Euros according to the provisions of Section 10.4 of this Agreement.  Sales between the Parties, or between the Parties and their Affiliates or sublicensees, for resale to Third Parties (who are not sublicensees of the selling party), will be disregarded for purposes of calculating Net Sales; provided, that the subsequent sale to a Third Party is included in Net Sales.  Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are separately charged to, and paid by, Third Parties will not be deducted from the invoice price in the calculation of Net Sales.  In the case of any sale of a Product for consideration other than cash, then for purposes of calculating the Net Sales under this Agreement, such Product will be deemed to be sold exclusively for money at the average sales price during the applicable reporting period generally achieved for such Product in the country in which such sale or other disposal occurred when such Product is sold alone and not with other products.

Any disposal of Products for, or use of Products in, clinical or pre-clinical trials, given as free samples, or distributed at no charge to patients unable to purchase Product will not be included in Net Sales, in each case where no amounts are received for such Product.

Where a Product is sold together with another therapeutically active ingredient for a single price, including a Product sold together with another active therapeutic ingredient as a combination product (a “Bundle”), then for the purposes of calculating the Net Sales under this Agreement, such Product will be deemed to be sold for an amount equal to (X/(X+Y)) * Z, where: X is the average sales price during the applicable reporting period for such Product being sold alone (in the same dosage form) in the particular country of sale; Y is the sum of the average sales price during the applicable reporting period in the particular country of sale, when sold alone, of each therapeutic (other than the included Product(s)) included in the Bundle (in the same dosage form); and Z equals the Net Sales of such Bundle.  In the event that a Product or one or more of the other therapeutics in the Bundle are not sold separately (in the same dosage form), the Parties will discuss in good faith and mutually agree (not to be unreasonably withheld) on an equitable fair market price to apply to such Product or other therapeutic in the Bundle.

A sale of a Product is deemed to occur upon the recognition of revenue in accordance with U.S. GAAP.  Amgen, its Affiliates, and their respective sublicensees will not (i) sell any Product in combination with or as part of a bundle with other products of Amgen, its Affiliates or sublicensees, or (ii) offer packaged arrangements to customers that include a Product, in either case in such a manner as to disproportionately discount the selling price of such Product as compared with the weighted-average discount applied to the other products, as a percent of the respective list prices (or if not available, a good faith estimate thereof) of such products and the Product prior to applying the discount.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.78     “Non-Breaching Party” has the meaning set forth in Section 13.3.1.

1.79     “[***]” has the meaning set forth in Section 14.4.1.

1.80     “[***] Expenses” has the meaning set forth in Section 14.4.1.

1.81     “Out-of-Pocket Costs” means costs and expenses actually incurred and paid to Third Parties by a Party and/or its Affiliates, if applicable.

1.82     “Patent” means (a) any patent or patent application in any country or supranational jurisdiction, and (b) any provisional, substitution, division, continuation, continuation in part, reissue, renewal, registration, confirmation, reexamination, extension, supplementary protection certificate and the like, of any such patent or patent application.

1.83     “Patent Challenge” has the meaning set forth in Section 8.9.1.

1.84     “Patent Challenger” has the meaning set forth in Section 8.9.1.

1.85     “Patent Coordinator” has the meaning set forth in Section 2.4.1.

1.86     “Patent Term Extension” has the meaning set forth in Section 7.7.

1.87     “Person” means any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

1.88     “Phase 1 Trial” means a clinical trial of a pharmaceutical product designed with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product and that meets the definition of a Phase 1 study for the United States as described in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other  country, including the Phase 1 part of a Phase 1 / 2 Trial.

1.89     “Phase 1 / 2 Trial” means any clinical trial that is a combination Phase 1 Trial and Phase 2 Trial.

1.90     “Phase 2 Trial” means a clinical trial of a pharmaceutical product, following the completion of a Phase 1 Trial, designed to determine the safe and effective dose range in the proposed therapeutic indication and that meets the definition of a Phase 2 study for the United States as described in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.91     “Phase 2a Trial” means a limited, initial Phase 2 Trial typically conducted in a smaller number of patients to demonstrate the effectiveness of a Product for the proposed therapeutic indication.

1.92     “Phase 3 Trial” means a clinical trial of a pharmaceutical product on patients designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support a Marketing Approval of such drug, and that meets the definition of a Phase 3 study for the United States as described in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent regulation  in any other country.

1.93     “Pivotal Trial” means (a) a Phase 2 Trial, or a combination Phase 2 Trial and Phase 3 Trial, that (taken together with any other trials completed prior to or concurrently with such trial) is, if all endpoints are met, sufficient to receive Marketing Approval for a pharmaceutical product by the relevant Regulatory Authority in the indication under study, or (b) a Phase 3 Trial.

1.94     “[***] Patent” means all Patents in the [***] Technology, [***] Technology, [***] Technology and [***] Technology, excluding all [***] Patents.  By way of example, the Parties anticipate that Patents within the [***] Technology and [***] Technology that relate primarily to any of the following technologies that are not [***] to the [***] will be [***] Patents: the [***] of a [***], the [***], the [***] used in [***], or the [***] of [***] of an Antibody that is a [***].

1.95     “Product” means (a) any product comprising a BiTE Antibody binding to a Collaboration Target, and (b) any derivative, modification or variant of the foregoing that is, in each case, a [***].

1.96     “[***] Patent” means (a) all Patents in the [***] Technology and the [***] Technology and (b) all Patents in the [***] Technology and the [***] Technology that relate primarily to the [***] or the [***] of a [***] (or, during the [***], of a [***] directed to a [***]).

1.97     “Program Transfer” has the meaning set forth in Section 14.1.

1.98     “[***]” means, with respect to a product and certain Patents or Know-How, that the [***] of such [***] by a Party would be: (a) [***], or [***], or (b) [***] to [***], in each case without the [***] of an [***] in such [***] or the [***] of such [***] (or a reasonable substitute therefor that is not Controlled by such Party).

1.99     “Receiving Party” has the meaning set forth in Section 11.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.100   “Recovery” has the meaning set forth in Section 7.5.2(c).

1.101   “Regulatory Authority” means, in a particular country or jurisdiction, any Governmental Authority involved in granting approval to market or sell a Product, including any pricing and reimbursement approvals, in such country or jurisdiction, including the FDA, the EMA, and any Governmental Authority equivalent to and performing some or all of the functions of the FDA or EMA in the applicable jurisdiction.

1.102   “Regulatory Filing” means any submission or application made or filed with a Regulatory Authority, including any IND or BLA.

1.103   “Research Candidate” means any BiTE Antibody (or component thereof) binding to a Feasibility Target and generated under the Development Plan.

1.104   “Reverted Product” has the meaning set forth in Section 14.1(h).

1.105   “Royalty Term” has the meaning set forth in Section 9.4.2.

1.106   “[***]” has the meaning set forth in Section 8.8.3.

1.107   “SEC” means the U.S. Securities and Exchange Commission or any non-U.S. equivalent thereto.

1.108   “Selection Period” means, with respect to a [***], the period commencing on the Effective Date and ending upon the later of (a) [***] ([***])[***] after submission of the final [***] for such [***] to the [***] pursuant to Section 3.4 and (b) [***].

1.109   “Senior Officer” has the meaning set forth in Section 2.1.5(b).

1.110   “Service Provider” has the meaning set forth in Section 4.5.

1.111   “Taxes” has the meaning set forth in Section 10.2.1.

1.112   “[***]” means a [***] (comprising one or more [***]) that as its primary [***] of [***] both a [***] and a [***] and thereby [***] the [***] to [***] of the [***], but excluding any [***].

1.113   “Term” has the meaning set forth in Section 13.1.

1.114   “Terminated Product” has the meaning set forth in Section 14.2.1.

1.115   “[***]” has the meaning set forth in Section 14.2.1.

1.116   “[***]” has the meaning set forth in Section 14.2.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.117   “[***]” has the meaning set forth in Section 14.2.2.

1.118   “[***]” has the meaning set forth in Section 14.2.2.

1.119   “Termination Effective Date” has the meaning set forth in Section 14.1(a).

1.120   “Territory” means all countries of the world.

1.121   “Third Party” means any entity other than Micromet, Amgen or their respective Affiliates.

1.122   “Third Party Claim” has the meaning set forth in Section 15.1.

1.123   “Transferred Trial” has the meaning set forth in Section 14.1(b).

1.124   “United States” or “U.S.” means the United States of America (including the District of Columbia).

1.125   “[***] Technology” has the meaning set forth in Section 8.6.5(a).

1.126   “[***]” means any of the agreements listed in [***].

1.127   “[***]” means a product that itself is or contains an [***] to [***] directed against the [***] in order to [***] or [***].

1.128   “Valid Claim” means (a) an [***] of an [***] that has not (i) expired or been canceled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed, and (b) a claim included in a pending patent application that is being actively prosecuted and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable governmental authority (from which no appeal is or can be taken), or (iv) abandoned or disclaimed; provided, however, that if more than [***] ([***])[***] have elapsed from the date to which such claim takes priority, such claim will not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent issues with such claim and meets the requirements of clause (a) above.  For purposes of this Agreement, a claim of a Patent or patent application that has [***], pursuant to Section 18.4.3(b), [***] to be [***], will [***] a Valid Claim.

1.129   “VAT” has the meaning set forth in Section 10.2.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.           Collaboration Governance

2.1          Joint Steering Committee.

2.1.1       Establishment of Joint Steering Committee.  The Parties will establish a joint steering committee (the “JSC”) within thirty (30) days of the Effective Date, to oversee the performance of the Development Plan.  Each Party will appoint three (3) employees with senior level authority and expertise to serve as their representatives on the JSC.  From time to time, on written notice to the other Party, Micromet and Amgen each may substitute any of its representatives on the JSC.  Each Party will designate one of its members of the JSC as the “Co-Chair.”  Subject to the provisions of this Section 2, the JSC will establish its own procedural rules for its operation.

2.1.2       Tasks of the JSC.  The JSC will have the power only to: (a) oversee the [***] for each Product and the collaboration of the Parties under this Agreement; (b) following completion of the [***], discuss the continued development of the Products; (c) monitor the activities and performance of the JPT; (d) review and approve in writing any updates or amendments to the Development Plan, including the [***] Collaboration Expenses; and (e) take such other actions as are expressly delegated to the JSC in this Agreement.  The JSC will not have any power to amend this Agreement or to waive compliance with the terms hereof.

2.1.3       JSC Meetings.  Initially, the JSC will meet once every Calendar Quarter. Following the completion of the [***], the JSC will meet semi-annually.  Following the First Commercial Sale of a Product in a Major Market, the JSC will meet annually.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least one meeting per year will be held in person.  The JSC may meet more frequently by agreement of the Co-Chairs.  The Co-Chair of a Party, alternating with the Co-Chair of the other Party, will be responsible for organizing the meetings of the JSC and for distributing the agenda of the meetings.  The organizing Co-Chair will include on the agenda any item within the scope of the responsibility of the JSC that is requested to be included by any member of the JSC, and will distribute the agenda to the JSC no less than one week before the meeting.  Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Article 11) to attend any meeting of the JSC.

2.1.4       Meeting Minutes.  The Co-Chair who organized the JSC meeting (or his or her designee) will prepare the meeting minutes within seven (7) Business Days after each meeting, and will send it to all members of the JSC for review and approval.  Minutes will be deemed approved unless any member of the JSC objects to the accuracy of such minutes by providing written notice to the other members of the JSC within fourteen (14) Business Days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the Co-Chairs, such minutes will be amended to reflect such unresolved objection.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.1.5       Decision Making.

(a)           The JSC will take action on matters within its power by unanimous consent of the members of the JSC, with each Party having a single vote, irrespective of the number of JSC members in attendance at a meeting, or by a written resolution signed by the Co-Chairs.

(b)           If the JSC is unable to reach unanimous consent on a matter that [***] to the [***] contemplated by this Agreement, then the matter may be escalated, by written notice of either Party, to the “Senior Officer” of each Party (who will initially be (i) in the case of Micromet, [***], and (ii) in the case of Amgen, [***]).  The Senior Officers (or their respective designees, who must each be a senior executive with a title of “Senior Vice President” or higher with appropriate decision-making authority, but may not be members of the JSC or JPT, or the Alliance Manager) will meet at least once in person to discuss such matter and use their good faith efforts to resolve the unresolved matter within thirty (30) days after the matter has been escalated to the Senior Officers.  If the Senior Officers (or their designees) cannot reach agreement on how to resolve such matter within such period, then the [***] will have the authority to [***] on the matter in lieu of the [***] of the [***].  With respect to all other matters on which the [***] is [***],[***] (after [***] in [***] the [***] of [***]) will have the authority to [***] a [***] on the matter in lieu of the [***] of the [***] of the [***].

(c)           Notwithstanding the terms of Section 2.1.5(b), [***] Senior Officer will not have the authority to [***] a [***] that would (i) materially alter the [***] activities described in the [***], or [***] the [***] reflected in such [***], (ii) [***] the [***] of [***] of [***], or [***] or [***] obligations or [***] expenses, under the [***], or (iii) have a [***] on [***] for the [***] and [***] of [***].  Any decision described in this Section 2.1.5(c) will be mutually agreed by the Parties, with disputes resolved pursuant to the resolution mechanism described in Section 18.4.

(d)           Notwithstanding the terms of Sections 2.1.5(b) and (c) above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter will be resolved in accordance with the terms of Section 18.4.

2.1.6       [***] of JSC Upon [***].  If [***] is the subject of a [***] by a [***] (defined below), then [***] (or its successor) will provide [***] with written notice within five (5) Business Days following the [***] of such [***].  [***] may elect to [***] the JSC by delivering written notice to [***] within [***] ([***]) days after the later of [***] of such [***] or receipt of such notice.  Following any such [***],[***] will (a) have the right to [***], solely and exclusively [***], all [***] pursuant to this Agreement to the [***] and (b) provide [***] with [***] with respect to Products that are under development in [***], and a summary annual [***] with respect to [***].  For purposes of this Section 2.1.6, a “[***]” means a Third Party that has a [***] of at least [***] or has [***] of at least [***] from the [***] of [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.2          Joint Project Team.

2.2.1       Establishment of Joint Project Team.  The Parties will establish a joint project team (the “JPT”) to oversee the performance of the research and development of Products under the [***].  The JPT will consist of an equal number of representatives of each Party designated by the JSC.  Each Party will designate one of its JPT members as the project team leader (each a “JPT Leader”) who will be the primary contact person for the other Party for all operational matters relating to the development of a Product by such Party.  From time to time, on written notice to the other Party, Micromet and Amgen each may substitute any of its representatives on the JPT.  Upon completion of the [***], the JPT will [***].

2.2.2       Tasks of the JPT.  The JPT will: (a) oversee the day-to-day activities of the Parties in the performance of the Development Plan; (b) develop and propose updates to the Development Plan for review and approval by the JSC in accordance with Section 2.1.2, including any [***] or [***],[***], the [***] and [***] for [***] and [***] approved by the JSC; (c) provide a quarterly written report to the JSC summarizing the Parties’ progress with respect to the [***] of the Feasibility Targets or the [***] of Products, as applicable; and (d) take such other actions as are expressly delegated to the JPT by the JSC or by the terms of this Agreement. The JPT will not have any power to amend this Agreement or to make decisions assigned to the JSC, and will have only such powers as are specifically delegated to it by the JSC or the terms of this Agreement.

2.2.3       JPT Meetings.  The JPT will meet in full or in subgroups as often as required for the performance of the Development Plan, but not less than once every Calendar Quarter prior to the JSC meeting. Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least two meetings per year will be held in person.  The JPT Leaders will be responsible for establishing the meeting schedule, and will alternate in organizing the meetings of the JPT.  The JPT Leader organizing a JPT meeting will be responsible for distributing the agenda of the meeting.  The organizing JPT Leader will include on the agenda any item within the scope of the responsibility of the JPT that is requested to be included by any member of the JPT, and will distribute the agenda to the JPT no less than one week before the meeting.  Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Article 11) to attend any meeting of the JPT.

2.2.4       Meeting Minutes.  The JPT Leader who organized the JPT meeting (or his or her designee) will prepare the meeting minutes within seven (7) Business Days after each meeting, and will send it to all members of the JPT for review and approval.  Minutes will be deemed approved unless any member of the JPT objects to the accuracy of such minutes by providing written notice to the other members of the JPT within fourteen (14) Business Days of receipt of the minutes.  If any such objection is not resolved by mutual agreement of the JPT Leaders, such minutes will be amended to reflect such unresolved objection.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.2.5       Decision Making.  The JPT will agree on proposals and recommendations to the JSC on all matters within the responsibility of the JPT by unanimous consent, with each Party having a single vote, irrespective of the number of JPT members in attendance at a meeting, or by a written resolution signed by the JPT Leaders.  All proposals and recommendations of the JPT will be submitted for approval by the JSC at the subsequent JSC meeting.  If the JPT is unable to reach unanimous consent on a particular matter, such matter will be submitted to the JSC for resolution in accordance with Section 2.1.5.

2.3          Alliance Managers.

2.3.1       Appointment.  Each of the Parties will appoint a single individual to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties and discuss the performance of this Agreement (each an “Alliance Manager”). Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

2.3.2       Responsibilities. The Alliance Managers will use reasonable efforts to attend all JSC and JPT meetings and support the Co-Chairs in the discharge of their responsibilities. Alliance Managers will be nonvoting participants in the JSC and JPT meetings, unless they are also appointed members of the JSC.  Each Alliance Manager will be charged with fostering a collaborative work environment within and among the JSC and JPT. In addition, each Alliance Manager (or his or her designee) will: (a) coordinate the interactions between the relevant functional representatives of the Parties, (b) identify and bring disputes to the attention of the JSC in a timely manner, (c) assist with governance activities, such as the conduct of required committee meetings and drafting of meeting minutes, and (d) ensure that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed.  From time to time following the completion of the [***], each Party may reasonably request that the Alliance Managers facilitate a meeting between appropriate executives or other personnel of the Parties to discuss any issues relevant to the relationship of the Parties under this Agreement and the current status of the Product.

2.4          Patent Coordinators.

2.4.1       Appointment.  Each of the Parties will appoint a single individual to act as a primary point of contact between the Parties to facilitate the effective exchange of information between the Parties relating to the prosecution, maintenance and enforcement of [***] Patents, [***] Patents and [***] Technology (each a “Patent Coordinator”).   Each Party may change its designated Patent Coordinator from time to time upon written notice to the other Party. Any Patent Coordinator may designate a substitute to temporarily perform the functions of that Patent Coordinator by written notice to the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.4.2       Patent Coordinator Meetings and Responsibilities. The Patent Coordinators will meet as often as reasonably requested by either Patent Coordinator, but not less than once per calendar year.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences) as the Patent Coordinators agree.  The Patent Coordinators will discuss and oversee Patent-related activities hereunder.

3.           Feasibility Phase

3.1      Activities During Feasibility Phase.  The Feasibility Phase is designed to [***] that [***] to the [***] and support the selection of one or more Feasibility Targets as Collaboration Targets for further BiTE development.  The Feasibility Phase is scheduled for completion over the [***] commencing on the Effective Date, but will be [***] to [***] the [***].  The [***] includes a budget of [***] to be incurred during the Feasibility Phase.  During the Feasibility Phase, the JPT will periodically review and propose amendments to the Development Plan for approval by the JSC, to reflect the progress achieved and the further [***] to be undertaken by the Parties in the [***] of the [***] and the generation of [***].

3.2      Feasibility [***].  During the [***] commencing on the Effective Date, if one of the [***] the [***] described in the Development Plan, or if [***] otherwise [***] that it is [***] to continue the [***] of a [***] and the [***] of a [***] against such [***] would [***] in a [***] with [***], a [***], or other [***] that [***] proceeding with [***], then upon written notice to [***],[***] may [***] such [***] with another [***] in accordance with the terms of this Section 3.2.  Such notice will include (i) [***] and a [***] rationale for [***] the [***], and (ii) a full description of each [***], in substantially the same format as the [***], and a [***] rationale for each [***].  Within ten (10) Business Days after receipt of such written request, [***] will notify [***] which [***], if any, are [***] to [***], in its [***].  If [***] is [***] to [***], then the Parties will schedule a scientific meeting (or teleconference) to discuss such [***] and the [***] thereof promptly after [***] receipt of such notice.  Promptly following such scientific meeting, [***] will notify [***] in writing which [***] has been [***] as a [***], at which time such [***] will be [***] a [***] hereunder and the Parties, through the JPT with approval from the JSC, will update the [***] within the [***] accordingly.  If [***] notifies [***] that [***] of the [***] are [***], then [***] will have the opportunity to [***] additional [***] through the [***] process set forth above until a [***] is identified and agreed by the Parties (or [***] determines not to further [***]).  If a [***] has not been identified and agreed by the Parties within [***] ([***])[***] after [***] receipt of the initial request identifying [***], then either Party may escalate such matter to the Senior Officers of the Parties, who will discuss such matter and use their good faith efforts to resolve the unresolved matter within thirty (30) days after the matter has been escalated.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

3.3      Diligence.  Micromet will diligently perform the activities assigned to it in the Development Plan for the Feasibility Phase (including generating [***] to the [***]).  Amgen will diligently perform the activities assigned to it in the Development Plan for the Feasibility Phase.  All efforts of a Party’s Affiliates, sublicensees and Service Providers will be considered efforts of such Party for the purpose of determining such Party’s compliance with its obligations under this Section 3.3.

3.4      Reports; Final Report.  During the Feasibility Phase, each Party will provide through the JPT regular reports to the JSC detailing its activities under the Development Plan and the results of such activities.  Within [***] ([***]) days after the Effective Date, the Parties will agree upon the elements of the final report to be generated pursuant to the Feasibility Phase (such report, the “Feasibility Report”).  Upon completion of the Feasibility Phase, the JPT will generate and approve the final Feasibility Report and submit it to the JSC for approval.

3.5      Selection of Collaboration Target.  Following completion of the Feasibility Phase and the submission of the final Feasibility Report to the JSC pursuant to Section 3.4, or at such earlier time as Amgen elects, Amgen will notify Micromet in writing of its determination prior to the expiration of the Selection Period whether zero, one or two Feasibility Targets (and which Feasibility Targets, if any) will be selected as Collaboration Targets for further development under the Development Plan (which Feasibility Targets are not required to be selected simultaneously).  With respect to any Feasibility Targets [***] (or [***] under Section 3.2) as of the [***] of the [***] (or earlier, to the extent [***] notifies [***] in writing [***] such Feasibility Target), (i) [***] will be [***] this Agreement at will for all [***] to [***] (and not [***] to a [***] for which this Agreement has [***]) pursuant to Section [***] and (ii) the [***] of Sections [***] and [***] will apply with respect to such [***] as to any [***] Technology and [***] Technology, respectively, applicable to such [***], solely for use in [***] and [***] directed to such [***] (and not [***] to a [***] for which this Agreement has [***]).  Notwithstanding anything to the contrary in this Agreement, if [***] does not select [***] prior to the [***] of the [***], then [***] will be [***] to have [***] this Agreement [***] pursuant to Section [***] effective upon [***] of the [***].

4.           Development Program.

4.1          Development Plan and Amendments.

4.1.1       Development Plan.  An initial Development Plan for the initial Product, covering the Feasibility Phase through the first IND filing, is attached as Exhibit B (the “Initial Development Plan”).  Within [***] ([***])[***] following the selection of any Collaboration Target pursuant to Section 3.5, the Parties through the JPT with approval from the JSC will update the Initial Development Plan to account for the selected Collaboration Target.  In the event that two Collaboration Targets are selected pursuant to Section 3.5, Amgen will determine which Collaboration Target program will be initiated first.  The Development Plan will include a budget of [***] Collaboration Expenses to be incurred pursuant to the Development Plan.  The Development Plan will set appropriate objectives and timelines for carrying out development activities sufficient in scope and quality to progress the development of a Product towards Marketing Approval using Commercially Reasonable Efforts.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

4.1.2       Development Plan Amendments.  During the [***], the JPT will periodically review and propose amendments to the Development Plan for approval by the JSC, to reflect the progress achieved and the further development activities to be undertaken by the Parties in the development of a Product, but not less than once every year in conjunction with the Parties’ budget and program review cycle.  After completion of the [***], the Development Plan will be updated by Amgen in a manner consistent with the annual development plans for Amgen’s other clinical product programs and the terms of this Agreement, and a summary of any such updates will be provided to Micromet together with the progress reports delivered pursuant to Section 4.4.

4.1.3       Multiple Collaboration Targets.  If Amgen has selected two Collaboration Targets, then the JSC will create an additional Development Plan for the second such Product within [***] ([***])[***] after the [***] of the [***].  Such Development Plan will be based on the Initial Development Plan attached to this Agreement (but excluding the activities relating to the Feasibility Phase) and adjusted based on the selected Collaboration Target.  [***] will reasonably determine the timeline for initiation of the second Collaboration Target program under such plan; provided, that such program will commence [***] after the start of the first Collaboration Target program but in no event later than [***] ([***])[***] after the start of the first Collaboration Target program, unless otherwise agreed by the Parties.

4.2          Allocation of Responsibilities.  Each Development Plan for a Product will reflect the following allocation of responsibilities:

4.2.1       BiTE Antibody Generation and Research.  Micromet will be responsible for conducting the generation, engineering and optimization of BiTE Antibodies (including the Research Candidates) binding to a Collaboration Target in accordance with the Development Plan.  Amgen will provide certain [***] for [***] in the [***] of BiTE Antibodies, as specified in the Development Plan.  The JPT will propose BiTE Antibody candidates for Amgen to review.  Amgen, in consultation with the JSC, may select one or more BiTE Antibodies binding to the Collaboration Target for further development as a Product (each a “Development Candidate”).

4.2.2       Preclinical Development.  Micromet will be primarily responsible for (i) conducting [***] of BiTE Antibodies binding to the Collaboration Target, (ii) the development of [***] and conducting of [***] during [***] in [***] and (iii) performing [***] and [***] of the Products.  Micromet will (a) perform such activities in accordance with the Development Plan, (b) keep Amgen apprised of all such activities and the results thereof, (c) provide Amgen with a reasonable opportunity to provide comments on the performance of any such activities, and (d) reasonably incorporate such feedback in its performance of such activities.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

4.2.3      [***] and [***].

(a)           Micromet will perform [***]—consisting of [***] of [***] and [***] for [***] and [***]—and [***] quantities of [***] for [***].  The foregoing activities will be conducted in accordance with the Development Plan, and the costs of such work will be in the [***] Collaboration Expenses.

(b)           Upon completion of its development of the [***], Micromet will [***] to Amgen the [***], the [***], proposed [***], and other information, documentation and materials (including [***]) as reasonably required by Amgen to [***] the [***] in its [***].  If the Development Plan calls for the incorporation of [***] or [***] into the [***] for the Products, then (i) Micromet will keep Amgen informed regarding the status of [***] with [***], (ii) Micromet’s [***] of [***] and [***], and Amgen’s rights to use such [***] and [***], will be subject to the terms of [***], (iii) at Amgen’s request following [***] to [***] one or more [***] under Sections 3.7 and 4.8 of the [***] with respect to the Products, Micromet will [***] and use commercially reasonable efforts to [***] (taking into account Amgen’s input) (such agreement entered into between Micromet and [***], a “[***]”), which [***] will be subject to the [***] of [***] described in Section [***] with respect thereto and [***] to Amgen hereunder, and which [***] technology will be deemed [***] Technology, (iv) prior to the [***] of any [***] (or [***] between Amgen and [***] with respect to the Products in lieu of a [***]), Micromet will not take or fail to take any action that will [***] under Section 3.7 or 4.8 of [***], and (v) unless Amgen requests otherwise, Micromet will [***] and refrain from [***] (as such terms are defined in the [***]) in connection with the activities contemplated by this Agreement.

(c)           Amgen or its designee will be responsible for [***] to [***] and [***], further [***] and the [***] of any BiTE Antibody used in the Product and all [***] and [***] of the [***] for [***] and for [***], and for any other [***].  In addition, Micromet and Amgen will [***] certain [***] as further detailed in the Development Plan.

(d)           If a Party will manufacture and supply Product to the other Party for the performance of clinical trials, the Parties will enter into a quality agreement describing the responsibilities of each Party relating to quality control and release of the Product and a pharmacovigilance agreement relating to the handling and exchange of any safety information and adverse event reports.

4.2.4      Clinical Development.  The Parties will collaborate on the clinical development of Products as described in this Section 4.2.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(a)           Phase [***] Trials.  Amgen will draft the clinical protocols for [***] Trials and [***] Trials for the Products for review and endorsement by the JPT and the JSC.  Amgen will be responsible for the performance of all clinical trials of Products and associated regulatory activities.  During the [***], (i) Micromet will participate in the [***] of the [***] for such trials and the [***] and [***] of [***] and [***] from [***] Trials and [***] Trials for the Products, and (ii) Amgen will [***] to [***] in [***] with the [***] and the [***] for the [***] Trials and [***] Trials for the Products; provided that, as between the Parties, Amgen will [***] with respect to any such activities, and Micromet will [***] Amgen’s [***] with respect thereto.  The Parties anticipate that Micromet’s support for such clinical activities would not [***], unless otherwise recommended by the JPT and approved by the JSC.

(b)           Other Clinical Trials.  Amgen will draft the clinical protocols for all other clinical trials of Products, and will be fully responsible for the performance of such trials in accordance with the Development Plan.  Micromet will continue to provide assistance, as Amgen may reasonably request from time to time and subject to oversight and final decision-making authority by Amgen, for such clinical activities.

(c)           [***] Studies.  Notwithstanding the foregoing, Amgen may, at its discretion, supply Product to [***] for [***] clinical trials for the Products, and Amgen may review and approve the clinical protocols for such studies in its discretion; provided, that any [***] Trials or [***] Trials for Product will be subject to the applicable terms of Section 4.2.4(a) above.

4.3          Diligence in Development. Micromet will diligently perform its obligations to generate BiTE Antibodies binding to the Collaboration Target, and to perform the activities assigned to it in the Development Plan.  Amgen will use Commercially Reasonable Efforts to develop one or more Products and obtain Marketing Approval for such Product(s) throughout the Territory and to perform the activities assigned to it in the Development Plan; provided, that, for the avoidance of doubt, Amgen will have no obligation to seek to develop or obtain Marketing Approval for any Product in any country in which it would not be Commercially Reasonable to do so. All efforts of a Party’s Affiliates, sublicensees and Service Providers will be considered efforts of such Party for the purpose of determining such Party’s compliance with its obligations under this Section 4.3.

4.4          Reports.  During the [***], each Party will provide through the JPT regular reports to the JSC detailing its development activities under the Development Plan and the results of such activities.  After completion of the [***] or the [***] of the JSC, Amgen will provide to Micromet [***] written progress reports during each [***] with a summary of [***] in the [***] of the [***] of the Product and a summary of the [***] for the Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

4.5          Use of Service Providers.  Subject to this Section 4.5, each Party may perform any of its obligations under the Development Plan through Third Party service providers such as contract research organizations, consultants or other independent contractors (each a “Service Provider”).  The Party engaging a Service Provider will be responsible for conducting such qualification and compliance audits as may be required under GxP regulations prior to and during the engagement of such Service Provider.  During the duration of the [***], each Party will inform the other Party of the identity, and the nature of services provided by the Service Providers used by such Party, and the Party using a Service Provider will remain responsible to the other Party for the work performed by the Service Provider.  Each Party will ensure that (a) such Service Providers are bound in writing by obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as or more stringent than those undertaken by the Parties pursuant to Article 11 hereof and the provisions on intellectual property ownership hereunder and (b) the agreement with such Service Providers contains customary terms providing for the assignment to such Party of all intellectual property developed in the course of performing the services for such Party.

4.6          Compliance.  Each Party will conduct its respective research and development activities under the Development Plan with respect to a Product in good scientific manner, and in compliance in all material respects with all requirements of Applicable Law.

5.           Commercialization

5.1         Commercialization.  Except as described in Section 5.2 and as otherwise provided in this Agreement, (a) Amgen will be solely responsible for and bear all costs and expenses associated with the Commercialization of Products in the Territory and (b) Amgen will be responsible for all aspects of the Commercialization of the Products in the Territory, including booking sales and distribution and performance of related services, handling all aspects of order processing, invoicing and collection, inventory and receivables, and providing customer support, including handling medical queries.  Amgen will provide the JSC (or, if there is no JSC, then Micromet’s Alliance Manager) with its annual commercialization plan for a Product that is generated by Amgen consistent with its regular business practices for Commercializing similar products.  Amgen will review and discuss such plan with Micromet through the JSC or Alliance Manager, as applicable.

5.2         Limited [***].  If Amgen pursues the development of a Product for the [***] of [***], then Micromet will have a [***] to [***] any such Product in the [***] in [***] jointly with Amgen pursuant to a [***] describing the [***] activities of the Parties for the Product in [***] (the “[***]”), which will be [***] in [***] in accordance with, and incorporate the terms set forth in, Exhibit I.  Notwithstanding the foregoing, if Micromet [***] a [***] then the [***] to Micromet under this Section 5.2, and any [***], will [***] and [***] of [***] or [***], unless Amgen elects otherwise in writing.

5.3         Diligence in Commercialization. Amgen will use Commercially Reasonable Efforts to Commercialize Products in the Territory following receipt of Marketing Approval therefor in the applicable country in the Territory.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.4         Branding, Trademarks, Trade Dress and Logos. As between the Parties, Amgen will solely own, and will be solely responsible for selecting, the trademark used to identify any Product that will be Commercialized in the Territory pursuant to this Agreement.  Amgen will oversee the filing, prosecution and maintenance of all trademark registrations for Products in the Territory, and Amgen will be responsible for the payment of any and all costs relating to such filing, prosecution, and maintenance.  Amgen will have sole responsibility for, and will be the sole owner of, all trade dress, logos, slogans, and designs used on and in connection with any Product that will be Commercialized in the Territory pursuant to this Agreement.

6.           Regulatory Matters

6.1         Regulatory Filings. As between the Parties, Amgen will be responsible for the preparation, filing, prosecution and maintenance of any Regulatory Filings for Products and, except as provided in Section 4.2.4(c), will be the sponsor of any clinical trials for Products.  Amgen will provide Micromet with copies of any Regulatory Authority annual reports and investigator brochures for Products, as well as any updates to such reports or brochures, all of which shall be deemed Amgen’s Confidential Information (except for any Micromet Confidential Information embedded therein).  Micromet will assist Amgen, at Amgen’s reasonable request and as may be reasonably necessary, in the preparation of Regulatory Filings, including providing necessary documents or other materials or information as reasonably requested by Amgen in connection with such Regulatory Filings.  Amgen will reimburse Micromet at the FTE Rate and for all Out-of-Pocket Costs for such regulatory support activities performed by Micromet at Amgen’s request.  All Regulatory Filings (including all INDs and Marketing Approvals) relating to the Products will be owned by, and will be the sole property and held in the name of Amgen or its designated Affiliate, sublicensee or designee.  Except as provided in Section 4.2.4(c), as between the Parties, Amgen will be responsible for and control the performance of each clinical trial for Products, including but not limited to any decisions relating to the safety of any subjects participating in such clinical trial.

6.2         Communications and Meetings with Regulatory Authorities.  As between the Parties, Amgen will be responsible for any communications with the Regulatory Authorities occurring or required in connection with obtaining or maintaining any Regulatory Filings or Marketing Approvals for a Product.  Amgen will promptly provide Micromet with copies of all written or electronic correspondence received from Regulatory Authorities dealing with [***] to the [***] or [***], as well as any critical agency correspondence related to Products, and where possible will provide Micromet with a reasonable opportunity to provide comments on any responses to such Regulatory Authorities with respect to such correspondence.  In addition, Amgen will promptly notify Micromet in writing and in advance of any meeting with any Regulatory Authority in the U.S. or the EU dealing with [***] to the [***] or [***], and Micromet may, at its own expense, have an employee or consultant participate in such meeting as a silent observer.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.3         Clinical Safety and Pharmacovigilance Matters.  As between the Parties, Amgen will be responsible for handling, recording and reporting adverse events arising in clinical trials of the Product, and will establish the standard operating procedures implementing the requirements under Applicable Law.  Amgen will establish and maintain the global safety database (including the core data sheet) for each Product.  Amgen will provide Micromet with prompt notice of any adverse events related to the Products, the [***] or the [***] or otherwise applicable to [***], as well as copies of any reportable adverse events related thereto, in each case prior to submission of such reports to the applicable Regulatory Authority, if practicable, but at the latest promptly following such submission (including any exigent submissions, which Amgen will submit in accordance with Applicable Law).  Upon Micromet’s request, Amgen will discuss any such adverse events related to the [***], the [***], or otherwise applicable to [***] with Micromet.

6.4         Audits and Inspections.  Each Party will promptly inform the other Party of any inspections of its facilities or records relating to the development or manufacture of a Product that are planned to be performed by any Regulatory Authorities, in each case to the extent related or pertaining to a Product.  The Party to be inspected will take all reasonable measures in accordance with standard industry practice to prepare for such inspections.  The other Party will have the right to have an employee or consultant attend such inspections as a silent observer.

6.5          Recalls and Voluntary Withdrawals. Amgen will have the right and obligation, at its expense, to control any Product recall, field correction, or withdrawal of any Product in the Territory; provided, however, that Amgen will promptly notify Micromet of any recall action being considered, and where practicable, consider the views of Micromet prior to taking any recall action.

6.6          Regulatory Records.  All activities performed by or on behalf of a Party under the Development Plan will be completely and accurately recorded and summarized in reports, in sufficient detail and in good scientific manner, and as required by applicable GxP regulations and Applicable Law.  Each Party will maintain, or cause to be maintained, for at least [***] ([***])[***] after the termination of this Agreement, or for such longer period as may be required by Applicable Law, complete and accurate records of its respective development activities with respect to a Product, including the drug master file, Product recalls, and other records made in connection with or filed with any Regulatory Authority.

6.7          Exigent Circumstances.  Notwithstanding any of the foregoing, nothing in this Article 6 will prevent Amgen from taking any reasonable action under exigent circumstances (including with respect to patient safety).

7.           Intellectual Property Matters

7.1          Inventorship.  Inventorship with respect to any invention or discovery that is or may be patentable and is made pursuant to activities conducted pursuant to this Agreement will be determined in accordance with applicable law in the United States regardless of where and when such invention or discovery occurs.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.2         Ownership.  Micromet will own all right, title and interest in and to any [***] Technology, [***] Technology, [***] Technology, and Micromet’s rights and interest in [***] Technology.  Amgen will own all right, title and interest in and to any [***] Technology, [***] Technology and Amgen’s rights and interest in [***] Technology.  Micromet and Amgen will each [***] an [***] in any [***] Technology, without obligation to account to the other for the exploitation thereof or to seek consent of the other for the practice of, grant of any licenses under, or enforcement of rights in, [***] Technology (and each Party hereby waives any requirement under Applicable Law of any country to obtain such consent or to account for profits with respect to such [***] Technology), except as expressly limited by the terms of this Agreement.

7.3         Disclosure of Know-How.  Each [***] during the performance of the [***], (a) the Parties will provide an update regarding Know-How developed under the [***] since the last such update in written reports provided to the JPT or the JSC, and (b) following Amgen’s reasonable request in the JPT or Micromet’s determination, in each case where such Know-How would be [***] under this Agreement, Micromet will provide Amgen with [***] that is [***] under this Agreement.   Following the completion of the [***], the Parties will disclose Know-How licensed to the other Party under this Agreement in annual reports to the JSC.  If such Know-How is a patentable invention, the owner thereof pursuant to Section 7.2 above may withhold the disclosure to the other Party until after the filing of a patent application claiming such invention.

7.4          Filing, Prosecution and Maintenance of Patents.

7.4.1      [***] Technology.  With respect to any Patent application within the [***] Technology, [***] Technology or [***] Technology, the Parties will cooperate to determine inventorship as set forth in Section 7.1, and as applicable, to develop a strategy to [***] relating to the [***] from [***] relating to [***], and to [***] accordingly.

7.4.2      [***] Patents.  Subject to the terms of this Article 7, Micromet will file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its cost any [***] Patents, in its discretion and in accordance with its business practices.  Micromet will provide Amgen with an update of the filing, prosecution and maintenance status for each of the [***] Patents within the [***] Technology and [***] Technology on a periodic basis, and will use reasonable efforts to consult and cooperate with Amgen with respect to the filing, prosecution and maintenance of such Patents, and to allow Amgen a reasonable opportunity for review and comment before such filings are due.  Micromet will give reasonable consideration to any suggestions or recommendations of Amgen concerning the preparation, filing, prosecution, defense and maintenance of such Patents.  Micromet will file and maintain the [***] Patents, at [***] and [***], in the [***] specified in [***], and in any other [***] requested by Amgen.  Amgen will reimburse Micromet for costs and expenses incurred for filing and maintenance of Patents in [***] requested by Amgen; provided, that in the event Micromet receives reimbursement from any other Third Party licensee [***] then it will reasonably allocate the reimbursement [***] between Amgen and any such other licensee(s).  If Micromet desires to [***] the [***] of a [***] Patent within the [***] Technology or the [***] Technology (other than cases where Micromet intends to [***] such [***] Patent with a [***] that [***] the [***]), then it will [***] Amgen thereof in writing with [***] to reasonably enable Amgen to [***] the [***] or [***] of such Patent (but in no event [***] ([***])[***] prior to the next [***] for any [***] that may be [***] with respect to such Patent with the U.S. Patent and Trademark Office or any non-U.S. patent office), at [***] cost; provided, that Amgen will not [***] any such [***] Patent in a [***] that is [***] to the other [***] Patents.  In its prosecution of [***] Patents filed after the Effective Date, Micromet will use reasonable efforts to [***] relating to the Products from [***] relating to [***].  Micromet further [***] to file Patents that [***] to the [***] (or, during the [***], to the [***]), without Amgen’s prior written consent (not to be unreasonably withheld).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.4.3       [***] Patents.  Amgen will have the first right, but not the obligation, to file, prosecute, defend and maintain at its cost any [***] Patents.  Amgen will reasonably inform Micromet and consult with Micromet regarding the filing, prosecution, defense and maintenance of [***] Patents and will give reasonable consideration to any suggestions or recommendations of Micromet concerning the preparation, filing, prosecution, defense and maintenance of such Patents.  If Amgen desires to [***] the [***] of a [***] Patent or elects [***] a [***] Patent within the [***] Technology, the [***] Technology or the [***] Technology (other than cases where Amgen intends to [***] such [***] Patent with a [***] that [***] the [***]), then it will [***] Micromet thereof in writing with [***] to reasonably enable Micromet to [***] the [***] or [***] of such Patent (but in no event [***] ([***])[***] prior to the next [***] for any [***] that may be [***] with respect to such Patent with the U.S. Patent and Trademark Office or any Non-U.S. patent office), at [***] cost; provided, that Micromet will not [***] any such [***] Patent in a [***] that is [***] to the other [***] Patents.  In its prosecution of [***] Patents filed after the Effective Date, Amgen will use reasonable efforts to [***] relating to the Products from [***] relating to [***].

7.4.4       Cooperation.  Each [***] during the Term, each Party will provide the other Party with summaries (or copies as reasonably requested) of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for such Patents and made during such preceding [***].  Each Party will cooperate with the other Party, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all Patents and other filings in accordance with this Section 7.4.

7.5          Enforcement of Patents.

7.5.1       Notice.  If either Party learns of any actual or threatened infringement or misappropriation of any [***] Patent or [***] Patent by a Third Party’s Exploitation of a [***] a [***] that [***] to a [***] with respect to which this Agreement has not previously terminated, including the filing of any certification pursuant to the Biosimilar Act or any equivalent thereof (any of the foregoing, an “Infringement”), it will promptly notify the other Party thereof including available evidence of such Infringement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.5.2      Enforcement Actions.

(a)         [***] Patents.

(i)           Amgen will have the first right (but not the obligation) to take appropriate steps to remove the Infringement of the [***] Patents, including by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.

(ii)          Micromet will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  In addition, Micromet agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give Amgen reasonable assistance and authority to file and prosecute the suit; provided, however, that Micromet will not be required to transfer any right, title or interest in or to any property to Amgen or any other party to confer standing on Amgen hereunder.

(b)         [***] Patents.

(i)           Micromet will have the first right (but not the obligation) to take appropriate steps to remove the Infringement of the [***] Patents, including, by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.

(ii)          If Micromet fails to bring an action or proceeding to remove the Infringement pursuant to Section 7.5.2(b)(i) (only in the case that the Patent at issue is [***] for the [***] of a [***]) within [***] ([***]) days (or [***] ([***]) days in the case of an action brought under the Biosimilar Act or within the time frame of any other relevant regulatory or statutory framework that may govern) of learning of the Infringement (or, if sooner, [***] ([***]) days before the time limit, if any, set forth in the relevant laws and regulations for the filing of such actions), or earlier notifies Amgen in writing of its intent not to bring such action or proceeding, then Amgen will have the right (but not the obligation) to bring any such action or proceeding by counsel of its own choice; provided, however, that Micromet will have the right to approve in writing any settlement of any claim, suit or action involving its Patents that admits the invalidity or unenforceability of its Patents or imposes on Micromet restrictions or obligations, such approval not to be unreasonably withheld or delayed.

(iii)         The Party that is not the plaintiff in an action brought by the other Party pursuant to this Section 7.5.2(b) will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  In addition, such Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the other Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

 (c)         Recoveries.  Any settlements, damages or other monetary awards (the “Recovery”) recovered by a Party in an action pursuant to this Section 7.5.2 will be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows:

(i)         If Amgen pursued such action, the Recovery will be deemed to be Net Sales and Amgen will pay a royalty to Micromet as provided in Section 9.4.

(ii)        If Micromet pursued such action, then (A) to the extent the Recovery is based on the damages incurred by Micromet, such Recovery will be retained by Micromet and (B) to the extent the Recovery is based on damages incurred by Amgen, such Recovery will be deemed to be Net Sales, and Micromet will pay to Amgen the portion of such Recovery based on the damages incurred by Amgen to Amgen after deducting the royalty due to Micromet thereon pursuant to Section 9.4.

7.6         Defense and Settlement of Third Party Claims.  Each Party will promptly notify the other in writing of any allegation by a Third Party that the activity of either Party pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party.  Micromet will have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Micromet’s activities at its own expense and by counsel of its own choice, and Amgen will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Amgen will have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Amgen’s activities at its own expense and by counsel of its own choice, and Micromet will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Neither Party will have the right to settle any patent infringement litigation under this Section 7.6 in a manner that admits the invalidity or unenforceability of the other Party’s Patents or imposes on the other Party restrictions or obligations, without the written consent of such other Party (which consent will not be unreasonably withheld or delayed).

7.7          Patent Term Extensions.  The Parties will cooperate in obtaining patent term restorations, supplemental protection certificates and the equivalents of each of the foregoing, and other forms of patent term extensions (any of the foregoing, a “Patent Term Extension”) for Products with respect to the [***] Patents in any country or region where applicable.  Amgen will not have the right to seek any Patent Term Extension of any [***] Patent without Micromet’s prior written consent; provided, that, at Amgen’s reasonable request, Micromet will seek a Patent Term Extension for [***] Patents within the [***] Technology or [***] Technology unless such extension would, in Micromet’s good-faith discretion, have a detrimental effect on the availability of a Patent Term Extension for [***] under [***] or [***] by Micromet or its licensees.  Micromet will not, without Amgen’s prior written consent, seek any Patent Term Extension of (a) a [***] Patent for [***], or (b) a [***] Patent for [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.8         [***].  The Parties acknowledge and agree that the performance of the research and development activities contemplated under this Agreement is a [***] conducted by and between the Parties and through the JSC and JPT in accordance with the terms and conditions set forth herein and that this Agreement is a [***] under [***].  The Parties further agree to [***] to avail themselves and each other of the provisions of [***] as amended through the [***] on [***].

7.9         Compensation of Micromet Employees.  The Parties acknowledge and agree that Micromet and employees of Micromet are each subject to the German Act on Employees’ Inventions (Arbeitnehmererfindergesetz) under which Micromet may have an obligation to compensate its employees if they are inventors of [***] Technology, [***] Technology, [***] Technology, or [***] Technology.  Micromet will pay any such compensation to its employees who are inventors of such technology at its own cost and expense and Amgen will have no liability with respect thereto.

8.           License Grants

8.1         License Grants by Micromet.  Subject to the terms and conditions set forth in this Agreement, Micromet grants to Amgen an exclusive, royalty-bearing license or sublicense (as applicable) under the Licensed Technology to develop, have developed, make, have made, use, offer for sale, sell, have sold, import, export, Commercialize and otherwise Exploit Products in the Field in the Territory.  To the extent that Micromet Controls any Licensed Technology on a non-exclusive basis or such Control is subject to other limitations, Micromet grants to Amgen the foregoing license to the greatest extent that it Controls such Licensed Technology.

8.2         [***].  Amgen acknowledges and agrees that it has received a copy of each [***], and that the sublicense granted in Section 8.1 under any [***] Technology is subject to the terms of the applicable [***] and any [***].  Amgen covenants not to take or fail to take any action that violates the terms of such [***] or any [***] applicable to sublicensees, or that would cause Micromet to be in breach of any of the terms of the [***] or any [***], other than the payments due pursuant to such [***] which remain an express obligation of Micromet as provided in Section 9.5.1.  Notwithstanding the foregoing, Micromet will immediately notify Amgen if Micromet receives written notice alleging a material breach of any of the [***] or any [***] and Amgen will have the right to cure on behalf of Micromet any such breach that might adversely affect Amgen’s rights hereunder.  Micromet covenants not to take or fail to take any action to limit or to deny the sublicense granted in Section 8.1 under any [***] Technology.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.3          [***] Technology.

8.3.1       From time to time during the Term, but no less than [***], Micromet will disclose to Amgen all [***] Technology conceived, generated, in-licensed or otherwise acquired since the last such disclosure in such detail as reasonably required for Amgen to determine its interest in seeking a license pursuant to this Section 8.3.1.  If Amgen desires to obtain a license under any [***] Technology so disclosed, then Amgen will provide Micromet with written notice of such determination.

8.3.2       If such [***] Technology was [***] by employees, agents or Service Providers of [***], then the Parties will negotiate in good faith the [***] for including such [***] Technology in the [***] Technology, taking into consideration [***] for [***] in the generation of such [***] Technology.

8.3.3       If such [***] Technology was [***] or [***] to [***] by a [***], then the Parties will negotiate in good faith the [***] for including such [***] Technology in the [***] Technology, taking into consideration (a) for technology [***] by [***], a [***], based on the [***] of such technology for [***], among other commercially relevant factors, [***] for such technology and [***] by [***] to its [***] resulting from the [***] of a [***] to Amgen for the [***] or [***] of [***] (it being understood that, subject to Section 9.5.1 and the last sentence of this Section 8.3.3, [***] will be [***] for all [***] to a [***] to the extent arising from the [***] to [***] or [***] practice of the [***] to [***] to such [***] Technology), and (b) for technology [***] by [***], a [***] of such [***] based on the [***] of such technology for [***], among other commercially relevant factors.  Any license granted to Amgen will be subject to the terms and conditions of any [***] agreement under which such [***] Technology is [***], and Micromet agrees to [***] such terms and conditions to Amgen prior to the Parties’ first execution of any agreement under this Section 8.3.3 reflecting the terms of [***] for such [***] Technology.

8.3.4       If the Parties fail to reach an agreement on the [***] for including [***] Technology in the Licensed Technology within [***] ([***])[***] of Amgen’s notice, the procedure described in Section 18.4 will apply.

8.4          Access to [***] Technology.

8.4.1       Promptly after the Effective Date, Micromet will disclose to Amgen all [***] Technology existing as of the Effective Date that is available for a license to Amgen in such detail (and including the financial terms thereof) as is reasonably required for Amgen to determine its interest in seeking a license thereunder pursuant to this Section 8.4.1.  From time to time during the Term, but at least [***], Micromet will disclose to Amgen all [***] Technology in-licensed or otherwise acquired since the last such update.  Amgen acknowledges that it only may receive a right to license Patents and Know-How of a [***] that, treating such Patent or Know-How as [***] Technology hereunder, would be eligible for license to the particular [***] under [***] terms and conditions (including [***]) in all material respects as further described below.  If Amgen desires to obtain a license under such Patents or Know-How, then Amgen will provide Micromet with written notice thereof and this Agreement will be amended to include such [***] Technology in the [***] Technology and licensed to Amgen under the terms of this Agreement.  The terms of such license, including [***], will be determined at the time and would be [***] with the [***] set of [***] applied by the relevant [***] to such [***] Technology, on the one hand, and Amgen to [***] Technology that is [***] to such [***] Technology, on the other hand.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.4.2       Subject to Section 9.5.1, Amgen will be responsible for all payments, if any, due to a [***] on account of any sublicense to Amgen of any [***] Technology to the extent arising from Amgen’s practice of the license granted to Amgen pursuant to Section 8.4.1, to the extent such payments were disclosed to Amgen in accordance with Section 8.4.1 above.  Each such license only will be granted to the extent that Amgen would not restrict the license of [***] Technology to such [***] under Section 8.6.2 or 8.6.3, as the case may be.

8.5         Sublicensing by Amgen.  Subject to the terms and conditions of this Agreement, Amgen will have the right to sublicense (with the right to grant further sublicenses through multiple tiers) all or part of the rights granted under Section 8.1:  (a) at any time, to an Affiliate but only for such period of time as such entity remains an Affiliate of Amgen, or to a Service Provider solely to the extent necessary for the performance of any contract research, contract manufacturing or other similar service relating to this Agreement, (b) at any time, if such sublicense is to a Third Party (other than a Service Provider) for the development or Commercialization of a Product [***] other than a [***], and (c) solely following initiation of the first [***] for such Product, if such sublicense is to a Third Party (other than a Service Provider) for the development or Commercialization of a Product [***]; provided, in each case and as a condition of such sublicense, that (i) such sublicensee will have sufficient financial and other resources and expertise in the development and/or commercialization (as applicable) of related pharmaceutical products, (ii) Amgen remains responsible to Micromet for the performance of Amgen’s obligations under this Agreement (either directly by Amgen or by a sublicensee), and (iii) such sublicensee agrees to be bound by the applicable terms and conditions contained in this Agreement.  In addition, Amgen will use Commercially Reasonable efforts to obtain rights to any data, materials, reports, information, intellectual property and other Know-How generated by its sublicensees sufficient to permit Amgen to provide Micromet with the copies, licenses and other rights described under Section 14.1.  If Amgen is unable to obtain such rights, then, prior to executing the applicable sublicense agreement, Amgen will notify Micromet and the Parties will discuss in good faith the scope of reversion rights to be obtained from such sublicensee.

8.6          License Grants by Amgen.

8.6.1       Unblocking of Collaboration Activities.  Subject to the terms and conditions set forth in this Agreement, Amgen grants to Micromet a non-exclusive, worldwide, royalty-free license under any [***] Technology and [***] Technology [***] for Micromet solely to conduct its obligations under the Development Plan.  Such license will be sublicenseable solely to Affiliates of Micromet and Service Providers for the provision of services to Micromet to allow Micromet to conduct its obligations under the Development Plan.  Amgen further grants to Micromet a non-exclusive, worldwide, royalty-free license of all rights in the Licensed Technology granted to Amgen pursuant to Section 8.1, solely to conduct Micromet’s obligations under the Development Plan.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.6.2      [***] Technology.  Subject to the terms and conditions set forth in this Agreement, Amgen hereby grants to Micromet a worldwide, non-exclusive, irrevocable (except as provided in this Section 8.6.2), fully-paid, royalty-free license (with the right to sublicense to [***] as described in Section 8.6.6) under the [***] Technology to Exploit BiTE Antibodies (other than those binding to a Collaboration Target (or, during the Feasibility Phase, to a Feasibility Target)).  In the event of a material breach by Micromet of the license granted to Micromet under this Section 8.6.2 or Micromet’s practice thereof, or Micromet’s obligations under Article 11 with respect to [***] Technology, (a) if such breach is limited to a particular [***] or [***], then Amgen will have the right to terminate such license with respect to the [***] and/or [***] to which such material breach relates, and (b) if such breach relates to such license in general, then Amgen will have the right to terminate such license with respect to any [***] and [***], except to the extent such [***] Technology is, as of the effective date of such termination, [***] or [***] products being developed under [***] then being conducted by or on behalf of Micromet or such [***]; provided, that Micromet may dispute such material breach in accordance with the procedures described in Section 13.3.2 (i.e., [***] of the [***] of such dispute, and the [***] to [***] in lieu of [***]).

8.6.3      Access to Other [***] Technology.

(a)           From time to time during the Term, but at least [***], Amgen will disclose to Micromet all Patents in the [***] Technology conceived or generated since the last such update that Amgen [***] in its [***] a license to Micromet, in such detail as is reasonably required for Micromet to determine its interest in seeking a license thereunder pursuant to this Section 8.6.3.

(b)           If Micromet desires to obtain a license under such Patents described in 8.6.3(a), then Micromet will provide Amgen with written notice, and the Parties will negotiate in good faith for a reasonable period of time the terms (including sublicense terms) of a non-exclusive, royalty-bearing license under the respective Patents in the [***] Technology; provided, that in no event will Amgen be obligated to negotiate such terms for longer than a period of [***] ([***])[***] after receipt of such notice from Micromet.

8.6.4       Limited License to [***] Technology.  Amgen hereby grants to Micromet a non-exclusive, worldwide, royalty-free license, solely for the Exploitation of BiTE Antibodies (other than Products), to those claims of all Patents [***] by [***] with a [***] on or after [***], to the extent that they claim and would be infringed by the [***] (including any [***] or [***] components thereof) as practiced by Micromet on or before the Effective Date, in part or in whole, and are derived from Know-How or Confidential Information provided to Amgen by Micromet in connection with the negotiation or performance of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.6.5       [***] Technology.

(a)           With respect to any Patents relating to [***] Technology that Amgen or any of its Affiliates generates pursuant to activities conducted under this Agreement prior to the completion of the [***], Amgen hereby grants to Micromet a worldwide, non-exclusive, irrevocable (except as provided in this Section 8.6.5 and Section 18.5), fully-paid, royalty-free license (with the right to sublicense to [***] as described in Section 8.6.6)  under such Patents to the extent they claim [***] Technology (as defined below) that is [***] for [***] of [***] (other than those binding to a Collaboration Target (or, during the Feasibility Phase, to a Feasibility Target)).  Amgen will provide to Micromet a copy of any such Patent application upon publication thereof, together with a notice of any such [***] Technology claimed therein that Amgen determines in good faith [***], or has not [***] within [***] ([***])[***] following the publication of such Patent application (and in such case does not have a [***] and [***] in place [***]), in the [***] of a Product (“[***] Technology”).  From time to time thereafter, Amgen will notify Micromet if Amgen [***] of any [***] Technology claimed in such Patents and does not [***] the [***], and such [***] Technology will be deemed [***] Technology.

(b)           In the event of a material breach by Micromet of this Agreement that relates to the license granted to Micromet under this Section 8.6.5 or Micromet’s practice thereof, or Micromet’s obligations under Article 11, Amgen will have the right to terminate such license; provided, that Micromet may dispute such material breach in accordance with the procedures described in Section 13.3.2 (i.e., [***] of the [***] of such dispute, and the [***] to [***] in lieu of [***]).

8.6.6       Sublicensing by Micromet.  Micromet will have the right to grant sublicenses (with the right to grant further sublicenses through multiple tiers) under the licenses granted under Sections 8.6.2, 8.6.3, 8.6.4 and 8.6.5, as applicable, to [***]; provided, in each case and as a condition of such sublicense, that: (a) with respect to [***] Technology, such sublicense would be granted to each [***] on terms consistent with the [***] (including [***]) applied by Amgen, on the one hand, to such [***] Technology and by the relevant [***], on the other hand, to [***] Technology Controlled by such [***] that is [***] to the applicable [***] Technology (taking into account any restrictions on licensing to Amgen under the agreement between Micromet and the [***]), (b) Micromet remains responsible to Amgen for the performance of Micromet’s obligations under this Agreement (either directly by Micromet or by Micromet’s sublicensee), (c) such sublicensee agrees to be bound by the applicable terms and conditions contained in this Agreement, and (d) such sublicensee has sufficient financial and other resources and expertise in the development and/or commercialization (as applicable) of related pharmaceutical products.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.7          Retained Rights.

8.7.1       Amgen Intellectual Property Rights.  Except as expressly set forth in this Agreement, nothing in this Agreement will grant to Micromet any right, title or interest in and to the intellectual property rights of Amgen or its Affiliates (either expressly or by implication or estoppel), and Amgen reserves all rights to the intellectual property rights Controlled by Amgen (including the [***] Technology and [***] Technology) and reserves the right to utilize or allow Third Parties to practice such rights.

8.7.2       Micromet Intellectual Property Rights. Except as expressly set forth in this Agreement, nothing in this Agreement will grant to Amgen any right, title or interest in and to the intellectual property rights of Micromet or its Affiliates (either expressly or by implication or estoppel), and Micromet reserves all rights to the intellectual property Controlled by Micromet and its Affiliates (including the [***] Technology and [***] Technology) and reserves the right to utilize or allow Third Parties to practice such rights.

8.7.3       Limitation on Use of Materials.  Each Party hereby covenants and agrees not to use any Antibodies or other materials provided to such Party by the other Party under this Agreement (or any derivative materials thereof) for any purpose other than the performance of activities under this Agreement, to the extent such Antibodies or other materials comprise Know-How that is Confidential Information of the other Party.

8.8          Exclusivity.

8.8.1       During the Term, each Party will not, and will cause its Affiliates not to, either directly or through any Third Party, research, clinically develop, make, have made, use, offer for sale, sell, have sold, import, Commercialize or otherwise Exploit within the Territory any [***] to a [***] (a “Competing Product”), nor grant any license or other rights to a Third Party to conduct any of the foregoing within the Territory.  Prior to the selection of a [***] the foregoing obligation will extend to the [***].  For clarity, research on the basic biology associated with the [***] or research by Micromet on the [***] generally (excluding any specific [***] or [***]) would not be a violation of this Section 8.8.1.

8.8.2       In the event that any Party engages in a [***] (defined below) with respect to a Third Party resulting in such Party controlling a [***], then the terms of Section 8.8.1 will not apply to, or in any way limit or restrict, by or on behalf of a Party or its Affiliates, the development, use, manufacture, marketing, sale, promotion, Commercialization or other Exploitation of any [***] controlled by such Third Party or its Affiliates that, as of the date of consummation of such [***], was the subject of an [***] program (at least including [***] testing or other [***] studies) or [***] program, or was being [***] by such Third Party.  In such case, the Parties will mutually agree upon reasonable safeguards to protect sensitive information regarding any [***] (including, by way of example, a prohibition on non-executive [***] personnel supporting [***], the creation of internal procedures to limit the flow of information between project team members, etc.).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.8.3      As used in this Section 8.8, “[***]” means (a) a [***] of a Party where the [***] of the [***] and its [***], considered in the aggregate, consists of [***] or [***] of [***] prior to the consummation of such [***], and (b) a [***] of a Third Party where the [***] of the [***] and its [***], considered in the aggregate, consists of [***] or [***] of [***] prior to the consummation of such [***].

8.9          Consequences of Patent Challenge.

8.9.1      If Amgen or any of its Affiliates directly, or indirectly through assistance granted to a Third Party (Amgen, its Affiliate or any such Third Party in the context of a Patent Challenge, a “Patent Challenger”), commences any Patent Challenge, then Micromet will have the right, by written notice to Amgen, to terminate Amgen’s license under this Agreement to the Patent(s) at issue.  For purposes of this Section 8.9, “Patent Challenge” means any legal action, including interference or opposition proceedings, to challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, any Patent within the Licensed Technology; provided, however, that none of the following will constitute a “Patent Challenge”: (a) a Patent Challenger’s assertion that (i) any invention or discovery claimed by a Patent filed by or on behalf of Micromet as a Patent claiming [***] Technology, [***] Technology, [***] Technology, [***] Technology or [***] constituted an invention or discovery of a Patent Challenger, or (ii) any invention or discovery claimed by a Patent filed by or on behalf of Micromet as a Patent claiming [***] Technology constituted [***] Technology; (b) any claim made by a Patent Challenger as a defense in any lawsuit or administrative proceeding brought in connection with the Patent(s) at issue; and (c) any good faith Dispute initiated in accordance with Section 18.4.3(b) by Amgen regarding the validity of one or more claims of any Patents within the [***] Technology that, [***], would [***] the [***] of [***] to Micromet under this Agreement (as described in such Section 18.4.3(b)).

8.9.2       Amgen will include provisions in all agreements granting sublicenses of Amgen’s rights hereunder providing that if the sublicensee or any of its Affiliates undertakes a Patent Challenge (substituting such sublicensee for Amgen in the definition of Patent Challenger) with respect to any Patent within the Licensed Technology under which the sublicensee is sublicensed, Amgen will be permitted to terminate such sublicense agreement.  If a sublicensee of Amgen (or an Affiliate of such sublicensee) undertakes a Patent Challenge of any such Patent under which such sublicensee is sublicensed, then Amgen upon receipt of notice from Micromet of such Patent Challenge, will use commercially reasonable efforts to terminate the applicable sublicense agreement.  If Amgen fails to so promptly terminate such sublicense agreement, Micromet may, by written notice to Amgen, terminate Amgen’s right hereunder to sublicense the Patent(s) at issue to such sublicensee.

8.10       [***] Technology.  To the extent either Party desires to collaborate with the other Party with respect to [***] Technology as applicable to any Product, and obtain a license under any such Patents or Know-How of the other Party, such Party will provide written notice to the other Party, and the Parties will negotiate in good faith for a reasonable period of time the terms (including sublicense terms) of such license under the applicable Patents or Know-How; provided, that in no event will such other Party be obligated to negotiate such terms for longer than a period of [***] ([***])[***] after receipt of such notice from the requesting Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.           Fees and Payments

9.1          Initial Fees.  In consideration of the rights and licenses to Amgen hereunder, within ten (10) days after the Effective Date, Amgen will pay to Micromet (a) a non-refundable, non-creditable initial license fee in the amount of Six Million Euros (€6,000,000), and (b) an advance payment of [***] Collaboration Expenses in an amount equal to Four Million Euros (€4,000,000) (the “Advance Payment”), which amount will be credited towards [***] Collaboration Expenses to be reimbursed by Amgen pursuant to Section 9.2.

9.2         Contribution of Parties to [***] Collaboration Expenses.  As described above, the Development Plan will include a budget of [***] Collaboration Expenses to be incurred.  Amgen will be responsible for all costs incurred by Micromet after the Effective Date in the development of the Products in accordance with the Development Plan and will therefore pay Micromet for [***] Collaboration Expenses in the manner set forth in this Section 9.2.

9.2.1       Amgen will, within the first [***] ([***])[***] of the start of each Calendar Quarter for which such reimbursement is due, advance to Micromet the amount of any [***] Collaboration Expenses budgeted for such Calendar Quarter.  From and after such time as the [***] Collaboration Expenses exceed the Advance Payment amount, Micromet will report to Amgen within [***] ([***])[***] after the end of each Calendar Quarter with regard to the [***] Collaboration Expenses actually incurred by it during such Calendar Quarter.  Such report will specify in reasonable detail (as reasonably requested by Amgen) all [***] Collaboration Expenses during such Calendar Quarter and will be accompanied by invoices, or such other appropriate supporting documentation as may be reasonably required by Amgen.  The Parties will seek to resolve any questions related to such accounting statements as promptly as possible following receipt by Amgen of Micromet’s report hereunder. If the amount of actual [***] Collaboration Expenses incurred during such Calendar Quarter exceeds the amount of Amgen’s pre-payment, then the terms of Section 9.2.2 will apply.  If the amount of actual [***] Collaboration Expenses incurred during such Calendar Quarter is less than the amount of Amgen’s pre-payment, then Micromet will credit the amount of such overpayment against the subsequent pre-payment of [***] Collaboration Expenses hereunder.

9.2.2       If Micromet anticipates that the aggregate [***] Collaboration Expenses that are subject to reimbursement under this Section 9.2 for a Calendar Quarter may exceed an amount equal to [***] percent ([***]%) of the [***] for the [***] as [***] in the [***] (regardless of the [***] in which the [***] such [***] to be [***]), as applicable (such excess amount, a “Cost Overrun”), then Micromet will give notice to the Co-Chairs of the JSC of such anticipated Cost Overrun, together with an explanation for such Cost Overrun.  Subject to approval of the JSC, such approval not to be unreasonably withheld, Amgen will reimburse Micromet for such Cost Overrun, except to the extent such Cost Overrun for a given Calendar Quarter was caused by Micromet’s [***] to [***] the [***] using [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.2.3       Upon termination or expiration of this Agreement, or in the event that Amgen reasonably determines, after consultation with Micromet, that no further activities under the Development Plan are contemplated to be performed by Micromet that would result in [***] Collaboration Expenses hereunder, Micromet will pay to Amgen in immediately available funds any remaining amounts that have been advanced to Micromet by Amgen pursuant to this Section 9.2 and which have not otherwise been applied to [***] Collaboration Expenses, within [***] ([***])[***] after such termination, expiration or determination.

9.3          Target Selection; Development and Commercial Milestones.  Amgen will pay Micromet each of the non-refundable payments in the amounts set forth on Exhibit F attached hereto within [***] ([***])[***] after the first occurrence of the corresponding event described on such exhibit on a Product-by-Product basis; provided, that once a particular milestone has been paid with respect to any [***] to a particular [***], such milestone will not be paid if the applicable milestone event is achieved by another [***] to such [***].

9.4          Royalties.

9.4.1       Royalty Rates.  Without limitation of Amgen’s rights and obligations to [***] into [***] for the [***] of [***] pursuant to Section 18.4.3(b), within [***] ([***])[***] of the end of each Calendar Quarter during the Term during which there were Net Sales of a Product in the Territory, Amgen will pay (on a [***] basis and in accordance with Section 10.1) to Micromet a royalty equal to:

(a)           [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales less than or equal to €[***] of such Product;

(b)           [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales greater than €[***] and less than or equal to €[***] of such Product; and

(c)           [***] percent ([***]%) of the annual, worldwide, aggregate Net Sales greater than  €[***] of such Product.

By way of example, if, during any calendar year during the Royalty Term, the amount of Net Sales of a Product is €[***], Micromet will receive [***]% of €[***] + [***]% of €[***] + [***]% of €[***].

9.4.2       Royalty Term. Royalties due under the preceding Section 9.4.1 will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country basis upon the later of: (i) the [***] of the [***] of any [***] within the [***] (including any [***] within the [***]) that [***] by the [***] or [***] of the [***] in such [***] by an [***], including [***] comprising any [***] or [***], and (ii) [***] ([***])[***] from the First Commercial Sale of such Product in such country (such period, the “Royalty Term”).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.4.3      Royalty [***] Upon [***].  The royalty rates set forth in Section 9.4.1 applicable to a particular Product and particular country will [***] by [***]% at such time as the [***] in [***] of [***] has [***], for the remainder of the [***] for such Product in such country.

9.4.4      [***] Royalty [***].  In no event will any [***] due to Micromet under this Agreement be [***], in the [***], by more than [***]% pursuant to all [***] or [***] by Amgen under Sections [***] and [***] of this Agreement.

9.5          Payments under Third Party Agreements.

9.5.1      Micromet will be responsible for any payments that become due to the licensors or assignors under (i) any license or right that is obtained by Micromet with respect to Patents that would be infringed, absent a license, by the following technologies or activities, or with respect to Know-How that has been [***] or [***] in connection with the following technologies or activities: (a) the [***] of a Product, the [***], the [***] in the Products, or the [***] of an [***] that is a [***], (b) the [***] of [***], as conducted by Micromet at or prior to the time the [***] are [***] to Section [***], or (c) the [***] of the [***] as incorporated into a Product, (ii) the [***], or (iii) any inventorship agreement or arrangement covered by Section 7.9.  For clarity, with respect to [***], Micromet will be responsible for any payments due under the [***] itself, but not for payments due under any [***] (which [***] payments will be Amgen’s responsibility as described in Section 9.5.2 below).  Notwithstanding the foregoing, Micromet will not be responsible for any payments to Third Parties in connection with licenses to Third Party Patents or Know-How that Amgen, whether in the relevant Development Plan or otherwise, [***] to [***] and [***] in connection with the research or development of Products under this Agreement, or that become necessary solely on account of [***] or other [***] either to [***] or [***] following the [***] of the [***] hereunder.

9.5.2      Except as described in Section 9.5.1, Amgen will be responsible for any payments that become due under any agreements under which Amgen or any of its sublicensees obtains a license or otherwise acquires rights to intellectual property for the development, manufacture, storage, handling, use, Commercialization, importation or other Exploitation of Products, including any [***] obtained from [***] for the use of [***] and [***]; provided, that, subject to Section 9.4.4, Amgen may [***] from [***] and [***] otherwise [***] to Micromet hereunder [***]% of any [***] (other than [***] for [***] and [***] or other [***] or [***]) made to a Third Party for intellectual property that is [***] for the [***] of Products; and provided, further, that no such [***] will [***] the [***] payable to Micromet for a [***] by more than [***]%.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.5.3      In the event Micromet is bound to a Third Party for payments described in Section 9.5.1 for which Amgen is responsible under Section 8.3 or 8.4, then (a) Micromet will make such payment directly to the Third Party in accordance with the terms of such Third Party agreement, and Amgen will be obligated to make such payments directly to Micromet in advance of the date such payments are due to the Third Party or (b) at Amgen’s option, Amgen will make such payment directly to the Third Party in accordance with the terms of such Third Party agreement, in which case Micromet will timely provide to Amgen the payment terms of such Third Party agreement and such Third Party’s payment information.  Promptly following the Effective Date, the Parties will establish a mutually acceptable process to facilitate the timely and accurate payment of such Third Party payments.

10.         Payment Terms
10.1       Payment Method; Interest.  All amounts due hereunder to Micromet will be paid in Euros by wire transfer in immediately available funds to an account designated by Micromet.  Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at the lower of (i) [***] ([***])[***] over the overnight LIBOR rate in effect on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly.

10.2        Tax Matters.

10.2.1    Taxes.  All excises, taxes, and duties, with the exception of value added taxes (“VAT”) (collectively “Taxes”) levied on account of a payment made by Amgen to Micromet pursuant to this Agreement will be the responsibility of and paid by Micromet or will be subject to the withholding, remittance, and offset provisions of this Section 10.2 as provided herein.

10.2.2    Withholding by Amgen.  In the event that laws or regulations require Amgen to pay or withhold Taxes with respect to any payment to be made by Amgen pursuant to this Agreement, Amgen will withhold such Taxes from the amount due and furnish Micromet with proof of payment of such Taxes.  Amgen will provide reasonable assistance to Micromet in its efforts to claim an exemption of Taxes, obtain a refund of Taxes withheld, or obtain a credit with respect to such Taxes paid.  In order for Micromet to secure an exemption from, or a reduction in, any withholding of Taxes, Micromet will provide to Amgen a completed Form W-8 applicable to each type of payment to be made pursuant to this Agreement for which an exemption from, or a reduction in, any withholding of Taxes is claimed.  Micromet will provide such completed form(s) within ten (10) days of the Effective Date of this Agreement (or prior to payment of any amount due under this Agreement, if such payment is due sooner than ten (10) days after the Effective Date).  In the event that a form previously furnished to Amgen expires, is incorrect, or does not apply to the type of payment to be made, due to a change in circumstances or otherwise, Micromet will furnish a new form to Amgen prior to the payment of any such amount in order to secure an exemption from, or a reduction in, any withholding of Taxes with respect to such payment.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.2.3    Withholding Taxes Resulting From Amgen Action.  If Amgen (or any of Amgen’s Affiliates or successors) is required to make a payment to Micromet subject to a deduction or withholding of Taxes and such deduction or withholding obligation arises as a result of any change in circumstance undertaken by Amgen or Amgen’s Affiliates or successors after the Effective Date—including a change of domicile, any assignment or transfer of all or a portion of this Agreement as permitted under this Agreement or any sublicense of rights or obligations hereunder to an Affiliate or Third Party—or such change in circumstance has the effect of increasing the amount of Taxes deducted or withheld (an “Amgen Withholding Tax Action”), then notwithstanding Section 10.2.1, (a) the payment by Amgen (in respect of which such deduction or withholding of Taxes is required to be made) will be increased by the amount necessary (the “Additional Amounts”) to ensure that Micromet receives an amount equal to the same amount that it would have received had no Amgen Withholding Tax Action occurred, and (b) the Additional Amounts will be deducted and withheld by Amgen from the increased payment made by Amgen to Micromet.  If Micromet receives a refund or claims a tax credit with respect to any withholding taxes for which Amgen has made a payment to or on behalf of Micromet pursuant to this Section 10.2.3, then Micromet shall pay to Amgen an amount equal to such refund or equal to the actual reduction of Micromet’s otherwise payable taxes that results from such credit (but only to the extent of additional amounts received by Micromet pursuant to this Section with respect to the taxes giving rise to such refund or credit) without interest; provided, however, that the determination of amounts payable by Micromet shall be reasonably determined by Micromet and may take into account all other tax attributes and items of Micromet prior to giving effect to any credit for withholding taxes with respect to payments hereunder.  Payments, if any, under the preceding sentence: (i) will not be required after the [***] following the last tax year in which Micromet receives a payment under this Agreement, and (ii) will be paid by Micromet promptly following the receipt of a refund or following the filing of the tax return on which a credit is claimed.  If, with respect to the payments contemplated by this Section 10.2.3, any taxing authority disallows all or a portion of Micromet’s claimed credit or requires a return of all or any portion of a refund received by Micromet (an “Adjustment”), then Amgen shall pay Micromet or its Affiliates an amount equal to the Adjustment.

10.2.4    Amgen’s Right of Offset.  In the event that a tax authority retroactively determines that a payment made by Amgen to Micromet pursuant to this Agreement should have been subject to withholding (or to additional withholding) for Taxes, and Amgen remits such withholding tax to the tax authority, Amgen will have the right to offset such amount (including any interest and penalties that may be imposed thereon) against future payment obligations of Amgen under this Agreement; provided, however, that if no further payments or insufficient further payments are available against which offset may be pursued, Amgen may pursue reimbursement by any remedy (at law or in equity) available to it.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.2.5    VAT.  All payments due Micromet from Amgen pursuant to this Agreement will be paid exclusive of any VAT (which, if applicable, will be payable by Amgen upon receipt of a valid VAT invoice).

10.3       Reports.  With respect to each Calendar Quarter for which royalties are due hereunder, within [***] following the date on which Amgen publicly discloses such information in its quarterly earnings report for such Calendar Quarter (but no later than [***] ([***])[***] following the end of such Calendar Quarter), Amgen will provide Micromet with a good faith estimate of Net Sales of each Product in the Territory during such Calendar Quarter.  Amgen will accompany each payment of royalties under this Agreement with a report containing a detailed and itemized calculation of Net Sales of a Product in the Territory during the preceding Calendar Quarter, including a description of the dates and territories in which Product sales were made, in a manner that is consistent with the method generally used by the Amgen Finance Department to track such information for Amgen’s other commercialized products in the Territory.

10.4       Currency Conversion. For any currency conversion required in determining the amount of royalties due, the amount of Net Sales in any non-Euro currency will be computed by converting such amount into Euros.  Such conversion will be made in a manner consistent with the provisions of U.S. GAAP and Amgen’s normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates.  Except as provided in Section 10.2, all payments due under this Agreement will be paid in full without deduction for any withholding or value added tax.

10.5       Records Retention; Audit.

10.5.1    Record Retention.  Each Party will maintain complete and accurate books, records and accounts used for the determination of (a) any [***] Collaboration Expenses that Amgen is required to reimburse under this Agreement and (b) Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by such Party until [***] ([***])[***] following the end of the calendar year to which such books, records and accounts pertain.

10.5.2    Audit.  Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party and its Affiliates as may be reasonably necessary to verify the accuracy of Micromet Collaboration Expenses or Net Sales for any one or more Calendar Quarters ending not more than [***] ([***])[***] prior to the date of such request; provided, however, that no Party will have the right to conduct more than [***] such audit in any [***].  The accounting firm will disclose to the Parties only whether the Micromet Collaboration Expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies.  The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the auditing Party’s favor of more than [***] percent ([***]%) of the amount paid for a period covered by the audit, in which case the audited Party will bear the cost of the audit.  The results of such accounting firm will be final, absent manifest error.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.5.3    Payment of Additional Amounts.  If, based on the results of any audit, additional payments are owed to a Party under this Agreement, then the other Party will make such additional payments promptly after the accounting firm’s written report is delivered to both Parties.  If, based on the results of any audit, any payments made by a Party to the other Party exceeded the amounts due and payable under this Agreement, then the receiving Party will return such excess to the other Party promptly after the accounting firm’s written report is delivered to both Parties.

10.5.4    Confidentiality.  Each Party will treat all information subject to review under this Section 10.5 in accordance with the provisions of Article 11 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

11.         Confidentiality

11.1       Definition.  During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to the other Party (the “Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement, including any information in reports provided pursuant to this Agreement, scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”).  The Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and will be subject to the restrictions on use and disclosure set forth herein.  Confidential Information also includes any information disclosed prior to the Effective Date pursuant to that certain Confidential Disclosure Agreement between the Parties dated [***].

11.2        Exclusions.  Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if such information:

11.2.1    was already in the possession of the Receiving Party or its Affiliates at the time of disclosure to the Receiving Party, as evidenced by the Receiving Party’s written records, other than under an obligation of confidentiality or non-use to the Disclosing Party;

11.2.2    was generally available in or was otherwise part of the public domain at the time of its disclosure to the Receiving Party;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

11.2.3    became generally available in the public domain after its disclosure to the Receiving Party, other than through the Receiving Party’s breach of its obligations under this Article 11;

11.2.4    was disclosed to the Receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

11.2.5    was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of or reference to any Confidential Information of the Disclosing Party.

11.3       Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that, during the Term and for [***] ([***])[***] thereafter, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party or its Affiliates.  Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as contemplated by this Agreement (including, by way of example, by incorporating such Confidential Information into a Patent filing in contravention of this Agreement).  Upon any termination of this Agreement, a Receiving Party will, at its own cost and expense, promptly return to the Disclosing Party all Confidential Information of the Disclosing Party and destroy where practicable all copies of the foregoing or any portion thereof (other than a single archival copy retained solely for record keeping purposes).

11.4        Authorized Disclosure.  Each Party or its Affiliates may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:

11.4.1    made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction or as required by applicable laws or regulations or under the rules of any nationally recognized security exchange; provided, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order; and provided, further, that with respect to complying with the disclosure requirements of the SEC in connection with any required SEC filing of this Agreement, the Parties will consult with one another concerning which terms of this Agreement will be requested to be redacted in any public disclosure of this Agreement by the SEC;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

11.4.2    made by such Party to the Regulatory Authorities as required in connection with any filing of INDs, BLAs, Marketing Approval applications, or similar applications or requests for regulatory approvals with respect to a Product; provided, that reasonable measures will be taken to request confidential treatment of such information;

11.4.3    made by such Party, in connection with the performance of this Agreement (including the exercise of rights granted hereunder), on a need-to-know basis to Affiliates, sublicensees, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 11;

11.4.4    made by such Party to its existing or potential acquirers or merger candidates, investment bankers or existing or potential investors, including venture capital firms or other financial institutions, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 11; provided, that such disclosure will be limited to the existence of this Agreement and its terms;

11.4.5    made by such Party in a patent application expressly permitted to be filed under Section 7, subject to the other Party’s prior consent (which will not be unreasonably withheld, conditioned or delayed); provided, that reasonable measures will be taken to request confidential treatment of such information, to the extent such protection is available; or

11.4.6    made in prosecuting or defending litigation pertaining to this Agreement; provided, that reasonable measures will be taken to request confidential treatment of such information and to limit the information disclosed to that which is reasonably necessary for such prosecution or defense.

12.           Public Communications

12.1       General Provisions.  The Parties will cooperate with respect to the timing and content of communications with the public regarding the development and marketing of a Product, in accordance with the provisions of this Section 12.

12.2       Press Releases.

12.2.1    The Parties agree that the public announcement of the execution of this Agreement will be made by a press release issued by Micromet, which such press release will be substantially in the form of the press release attached as Exhibit G.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

12.2.2    With respect to any other proposed press release by Micromet relating to this Agreement or to the performance hereunder, Micromet will provide a draft of the release to Amgen at least [***] ([***])[***] prior to the proposed disclosure for review, comment and consent by Amgen, and Amgen will provide such comments and consent within such [***] ([***])[***] period (with any failure to so respond being deemed consent thereto), except that the following disclosures may be made without the prior consent of Amgen: (i) any disclosure which is required by applicable law, including disclosures required by the SEC or made pursuant to the rules of the national securities exchange or other stock market on which Micromet’s securities are traded, as advised by Micromet’s counsel, and (ii) disclosure of the receipt by Micromet of any milestone payments (including the amounts thereof, only if required, in the reasonable opinion of Micromet’s counsel, to be disclosed pursuant to applicable U.S. securities laws and regulations, including any such requirement to be disclosed in Micromet’s next periodic report); provided, that in each case (a) Micromet will give Amgen prompt notice (not less than [***] ([***])[***] prior to disclosure) and (b) to the extent practicable will provide Amgen an opportunity to comment on the proposed disclosure.

12.2.3    Until the completion of the [***], Amgen will submit to Micromet for its review and comment any other press releases by Amgen relating to this Agreement or to the performance hereunder; provided, for clarity, that release of such disclosure will be at Amgen’s sole and absolute discretion.

12.3        Publications and Presentations.

12.3.1    Micromet will not, without Amgen’s prior written consent, publish, whether in print or electronic media or in presentation at conferences or otherwise, any publication that contains clinical data, or pertains to results of clinical studies or other studies, with respect to a Product, or otherwise pertains to activities performed pursuant to the [***] or under the Development Plan.

12.3.2    At least [***] ([***])[***] prior to submission of any publication not covered by Section 12.3.1 that contains clinical data, or pertains to results of clinical studies or other studies conducted under this Agreement or otherwise pertains to activities performed under this Agreement, or includes Confidential Information of the other Party, for publication in print or electronic media or presentation at conferences, the submitting Party will provide to the other Party a draft of such material for its review and comment.  The receiving Party will provide any comments to the submitting Party within [***] ([***])[***] of receipt of such materials, and the submitting Party will review and consider in good faith any comments provided by the other Party.  In addition, any information determined by the other Party to be its Confidential Information must be removed upon request of the other Party.  If requested in writing by the other Party, the submitting Party will withhold material from submission for publication or presentation for an additional [***] ([***])[***] to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.

12.4        Previous Disclosures.  A Party may publicly disclose without regard to the requirements of this Section 12 any information that was previously disclosed in compliance with such requirements.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

13.           Term and Termination

13.1       Term.  This Agreement will commence on the Effective Date and will continue in full force and effect until the expiration of the last-to-expire Royalty Term for any Product then being developed or Commercialized (such period, the “Term”), unless earlier terminated as provided in this Agreement.

13.2       Termination at Will.  Amgen may terminate this Agreement in its entirety, or on a worldwide basis with respect to a particular Feasibility Target or Collaboration Target, at any time upon [***] ([***]) [***] prior written notice to Micromet.  In addition, Amgen may terminate this Agreement solely with respect to a [***] in a [***] at any time following the [***] of a [***] in a [***], upon [***] ([***])[***] prior written notice to Micromet.

13.3        Termination for Material Breach.

13.3.1    If a Party (the “Breaching Party”) commits a material breach of this Agreement, the other Party (the “Non-Breaching Party”) may give to the Breaching Party written notice specifying the nature of the material breach and requiring the Breaching Party to make good or otherwise cure such material breach.

13.3.2    If such material breach is not cured within [***] ([***])[***] after the receipt of notice pursuant to Section 13.2.1 above (or within [***] ([***])[***] notice in the event such breach is solely based upon the breaching Party’s failure to pay any amounts due hereunder), the Non-Breaching Party will have the right, on written notice to the Breaching Party, to terminate this Agreement without prejudice to any of its other rights and remedies conferred on it by this Agreement or by law; provided, that if the Breaching Party disputes in good faith the grounds of such termination, then (a) the [***] of such [***] and the [***] of [***] under Section [***] will be [***] the [***] of the [***] described in Section 18.4; (b) each Party will continue to perform its obligations under this Agreement and (c) following the resolution of such dispute pursuant to Section 18.4, in lieu of any [***] or prior to [***] exercise of its rights under Section [***] (in the event of a material breach by [***]), the Breaching Party will [***] the [***] to [***] (i) any [***] breach by [***] of any [***] and (ii) any other breach that the Breaching Party [***] can be [***] by the [***] of [***] or [***].

14.           Effects of Termination

14.1       Program Transfer upon Termination.  Upon any termination of this Agreement pursuant to Section 13.2, or pursuant to Section 13.3 by reason of a material breach by Amgen, Amgen will transition to Micromet the research, development and Commercialization of Research Candidates and Products in the Territory, to the extent set forth below in this Section 14.1 (such transfer as listed below hereafter referred to as the “Program Transfer”).  In such regard, Amgen hereby agrees to (effective only in event of such termination) and will, to the extent applicable and to the extent requested by Micromet:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(a)           transfer and assign to Micromet all Regulatory Filings and Marketing Approvals for such Products in the Territory, as permitted under applicable law, and provide to Micromet copies of all data (including all clinical trial data irrespective of whether such trial is being continued, except as provided in Section 14.4 with respect to [***]), materials, reports, information and other Know-How (to the extent such Know-How is not generally known and has been incorporated into a Product) relating to such Products, Regulatory Filings and Marketing Approvals, or that are otherwise [***] for Micromet to continue the development of such Products, all to the extent the foregoing are in Amgen’s possession or control as of the effective date of such termination (the “Termination Effective Date”) and have not previously been provided to Micromet hereunder, and all of which shall be deemed both Amgen’s Confidential Information and Micromet’s Confidential Information; provided, that such confidentiality obligations will not be construed to limit Micromet’s ability to Exploit the applicable Research Candidates and Products following the Program Transfer as contemplated in this Article 14, including disclosures to Third Parties in connection with such Exploitation.  To the extent any such Regulatory Filings or Marketing Approvals are not assignable, Amgen will make available to Micromet the benefits of such Regulatory Filings and Marketing Approvals until they may be so assigned; provided, that Micromet uses all reasonable efforts to assist in effecting such assignment or otherwise making such assignment unnecessary;

(b)           in the event there are any clinical trials of any Product in the Territory that are anticipated to be conducted by Amgen as of the Termination Effective Date, then Amgen will provide prompt written notice thereof to Micromet (which notice shall be provided no more than [***] ([***])[***] from the date of a termination notice delivered by Amgen).  Within [***] ([***])[***] of receipt of such notice, Micromet will inform Amgen whether Micromet desires Amgen to [***] any or all of such [***] to [***] (any such [***], a “[***]”).  Amgen will cooperate to promptly transition to Micromet (or its designee) the sponsorship and management of [***] and [***] to support such [***] for such Product in the Territory;

(c)           transfer to Micromet (or its designee) all clinical and commercial supplies of Products in Amgen’s possession or control as of the Termination Effective Date, and return to Micromet any remaining quantities of Research Candidates that Micromet provided to Amgen in connection with the Development Plan;

(d)           if Amgen is manufacturing Product when notice of termination is provided, complete all manufacturing batches of Products that are in process as of the Termination Effective Date, and transfer such quantities of Products to Micromet in accordance with subsection (c) above upon completion; and upon Micromet’s request, supply Micromet with such Product for clinical development or commercial sale in the Territory in accordance with reasonable forecasting and ordering procedures to be agreed, in the quantity that is the greater of: (i) the [***] from a [***] Product [***] conducted at the [***] (or, at a [***] if the then-current [***] exceeds the [***]) and (ii) the amount of Product drug substance [***] to [***] Micromet to [***] of Product [***] as of the Termination Effective Date; provided, that Micromet will use commercially reasonable efforts to obtain an alternative source for such Products for clinical development or commercial sale in the Territory as soon as practicable.  Notwithstanding the foregoing, Amgen will only be required to supply to Micromet those Products for which Amgen has established a manufacturing process for GMP-grade materials as of the Termination Effective Date, either itself or through a Third Party contract manufacturer;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(e)           provide to Micromet (or, at either Party’s option, to a Third Party contract manufacturer that is located in the United States, the EU, Canada or Japan and is mutually agreed by the Parties) a copy of all [***] and other [***] to manufacture Products for clinical development or commercial sale in the Territory, including any [***] such as [***], and to the extent not previously provided to Micromet hereunder; provided, that Amgen may only withhold its consent to a Third Party contract manufacturer selected by Micromet on the basis of [***] concerns relating to such Third Party’s practices regarding the [***] or other [***]; and provided, further, that Amgen will [***] to [***] Micromet with a [***] of [***] ([***]), but at least [***] ([***]) Third Party [***] that would be [***] to [***] and that are [***], and [***] under Applicable Law, of [***] of Product in the [***] and [***] required to [***] or [***] of the Product (it being understood that by [***], Amgen is not making any representation or warranty with respect to such [***] or [***], and shall not be [***] to any [***] arising from the [***] or [***] of any such [***]);

(f)           at Micromet’s request prior to the Termination Effective Date, assign to Micromet any or all agreements between Amgen and Third Parties relating solely to the development or manufacture of such Product in the Territory, to the extent permissible under the terms of such agreements.  To the extent any such agreements are not assignable, Amgen will make available to Micromet the benefits of such agreements (including, in the case of manufacturing agreements, by [***] Product from the [***] in accordance with the terms of such agreement for shipment to Micromet) to the extent necessary for the continued development or manufacture until they may be so assigned; provided, that Micromet uses all reasonable efforts to assist in effecting such assignment or otherwise making such assignment unnecessary;

(g)           assign to Micromet its entire right, title and interest in and to any Product-specific trademarks, trade dress, logos, slogans, designs and copyrights, in each case, used for the Products in the Territory as of the Termination Effective Date, including any registrations for the foregoing (but excluding any Amgen company marks or marks used with any other Amgen products);

(h)           subject to Section 14.3.1 below, grant to Micromet a royalty-bearing, non-exclusive license (with the right to grant and authorize the further grant of sublicenses through multiple tiers) under any [***] Technology (which, for purposes of this Section 14.1(h), will include [***] Technology, [***] Technology, [***] Technology (solely to the extent required to comply with the [***] of a [***] or other [***]) and [***] that, but for the [***] in the definition of [***] Technology, meets the criteria of [***] Technology) and that is (i) [***] for the [***] of the Research Candidate(s) and Product(s) and (ii) [***] (or [***] to [***]) by Amgen in the [***] of the [***] and [***] in the Territory as of the Termination Effective Date, and Amgen’s interest in any [***] Technology, in each case, to Exploit the Research Candidate(s) and Product(s) in the Territory; provided, that the foregoing license will be exclusive with respect to Exploitation of any Product(s) for which Amgen [***] prior to the Termination Effective Date (each, a “Reverted Product”);

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(i)           for Research Candidates, and Products that are not Reverted Products: upon request of Micromet prior to the Termination Effective Date, subject to Section 14.3.2 below, grant to Micromet a royalty-bearing license (with the right to grant and authorize the further grant of sublicenses) under any [***] Technology (which, for purposes of this Section 14.1(i), will include [***] and, if available, [***] that, but for the [***] in the definition of [***] Technology, meet the criteria of [***] Technology) that (i) is [***] for the use of [***] and [***] incorporated into the Research Candidate(s) and Product(s) and (ii) was [***] (or [***] to [***]) by Amgen in the [***] of the [***] and [***] (other than [***]) in the Territory as of the Termination Effective Date, to [***] such [***] and [***] in the Territory.  The license under this Section 14.1(i) will be exclusive or non-exclusive as so requested by Micromet; provided, that, to the extent Amgen Controls any such [***] Technology on a non-exclusive basis or such Control is subject to other limitations, the foregoing grant will be no greater than the extent of such Control; and

(j)           for Reverted Products:  upon request of Micromet prior to the Termination Effective Date, subject to Section 14.3.2 below, grant to Micromet a royalty-bearing license (with the right to grant and authorize the further grant of sublicenses) under any [***] Technology (which, for purposes of this Section 14.1(j), will include [***] Technology (solely to the extent required to comply with the [***] of a [***] or other [***]),[***] Technology, [***] Technology and [***] that, but for the [***] in the definition of [***] Technology, meets the criteria of [***] Technology) that (i) is [***] for the [***] of [***] and (ii) was [***] (or [***] to [***]) by Amgen in the [***] of such [***] in the Territory as of the Termination Effective Date, to [***] the [***] in the Territory.  The license under this Section 14.1(j) will be exclusive or non-exclusive as so requested by Micromet; provided, that, to the extent Amgen Controls any such [***] Technology on a non-exclusive basis or such Control is subject to other limitations, the foregoing grant will be no greater than the extent of such Control).

14.2       [***] Termination.

14.2.1    Termination With Respect to [***].  Upon termination of this Agreement by Amgen on a worldwide basis with respect to a [***] or [***] pursuant to Section 13.2, the [***] or [***] specified in Amgen’s notice of termination (the “[***]”) will cease to be a [***] or [***], as applicable, for all purposes of this Agreement.  In such event, Section 14.1 above will apply only with respect to [***],[***] and [***] binding to the [***] (each a “Terminated Product”) in the Territory, mutatis mutandis, such that each reference in Section 14.1 to “Product” will be deemed a reference to “Terminated Product;” provided (i) to the extent that Amgen may use for other Products any of the trademarks or other items described in Section 14.1(g) above, then Section 14.1(g) will not apply and Amgen will instead grant to Micromet a license to Exploit such trademarks and other items for purposes of the Terminated Products in the Territory; and (ii) for clarity, Section 14.1(h) (solely with respect to the proviso in such subsection) and Section 14.1(j) above will apply only to the extent a Terminated Product is a Reverted Product.  The terms and conditions of this Agreement will continue in full force and effect with respect to any [***] or [***] other than such [***], and the terms and conditions of the provisions listed as surviving pursuant to Section 14.9 will continue in full force and effect with respect to the [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.2.2    Termination With Respect to [***].  Upon any termination of this Agreement with respect to a [***] in a [***] pursuant to Section 13.2, the [***] specified in Amgen’s notice of termination (the “[***]”) will cease to be a [***] in the [***] specified in such notice (the “[***]”), for all purposes of this Agreement.  In such case, Section 14.1 above will apply only with respect to the [***] binding to the [***] (each a “[***]”) in such [***], mutatis mutandis, such that each reference in Section 14.1 to “[***]” or “[***]” will be deemed a reference to “[***]” and “[***],” respectively; provided, that (i) Section 14.1(g) will not apply and Amgen will instead grant to Micromet a license to Exploit such trademarks and other items [***] for purposes of the [***]; (ii) Amgen will not be obligated to return Research Candidates pursuant to Section 14.1(c) and references to “Research Candidate(s) and” in Section 14.1(h) will not apply; (iii) for clarity, Section 14.1(h) (solely with respect to the proviso in such subsection) and Section 14.1(j) above will apply only to the extent the Terminated Product is a Reverted Product; and (iv) the license grant in Section 14.6.3 will [***] but will apply [***] in the [***].  If this Agreement is terminated with respect to all [***] in a [***], the [***] will thereafter be deemed to mean all [***] other than the [***], for all purposes of this Agreement.  The terms and conditions of this Agreement will continue in full force and effect with respect to any [***] other than such [***] in such [***], and the terms and conditions of the provisions listed as surviving pursuant to Section 14.9 will continue in full force and effect with respect to the [***]; and, in addition, Amgen will continue to have and is hereby granted a non-exclusive license under the [***] Technology to manufacture, use and develop Products in the [***], solely for purposes of [***] Products [***] the [***] (including the right to sublicense in accordance with Section 8.5).

14.3        Post-Termination Payments.

14.3.1    For [***] Technology and [***] Technology.  In consideration for the rights granted under Section 14.1 to the [***] Technology and [***] the [***] Technology, Micromet will pay to Amgen a royalty on net sales by Micromet, its Affiliates and licensees of Products in the [***].  The royalty rate will be [***] the [***] that [***] pursuant to [***], as follows: (a) [***] of the [***] in [***] if the termination occurs after [***] of the [***] for a Product; (b) [***] of the [***] in [***] if the termination occurs after [***] of the [***] for a Product and (c) [***] of the [***] in [***] if the termination occurs after [***] for a Product.  For clarity, if such a termination occurs prior to the [***] of the [***] for a Product, then the rights granted by Amgen under the [***] Technology and [***] the [***] Technology under Section 14.1(h) will be fully-paid and royalty-free.  As used herein, “[***]” of a [***] will mean the [***] of the [***].  For purposes of the foregoing, “net sales” will be defined in a manner substantially similar to Net Sales under Section 1.77, and Sections 9.4.2, 9.4.3, 9.5.2 and Article 10 will apply mutatis mutandis.  Notwithstanding the foregoing, Micromet will make any payments under any license between Amgen and a Third Party with respect to the [***] Technology and [***] the [***] Technology described above and any other payments due to Third Parties for any such intellectual property rights licensed to Amgen resulting from the grant to Micromet of such license or Micromet’s practice of such license rights.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.3.2    For [***] Technology.  Promptly following the delivery of the applicable termination notice by a Party under this Agreement and a request by Micromet in accordance with Section 14.1(i) or 14.1(j), the Parties will [***] the [***] and [***] for the foregoing license to [***] Technology, taking into consideration (a) for [***] Technology [***] by Amgen, [***] for [***] in the [***] of such [***] Technology, (b) for [***] Technology [***] by Amgen, [***] for such [***] Technology and [***] by Amgen to its [***] resulting from the [***] of a [***] to Micromet for the development or Commercialization of the Product and Micromet’s activities thereunder, and (c) for [***] Technology [***] by Amgen, a [***] of such [***] based on the [***] of such technology for [***], among other commercially relevant factors.  If the Parties [***] on the [***] of the [***] license to such license to the [***] Technology within [***] of the [***] of such [***], then the [***] described in [***] will apply, and Amgen covenants [***] the [***] of [***] not to [***] Micromet, its Affiliates or any Third Party sublicensee under any such [***] Technology to [***] Products [***] to the [***] in the [***].  Notwithstanding the foregoing, Micromet will make any payments under any license between Amgen and a Third Party with respect to the [***] Technology described in clause (a) or (b) above and any other payments due to Third Parties for any such intellectual property rights licensed to Amgen resulting from the grant to Micromet of such license or Micromet’s practice of such license rights.

14.4        Funding for Program Transfer; [***] Expenses.

14.4.1    During the applicable notice period for termination until the Termination Effective Date, each Party will continue to perform its obligations in accordance with the terms of this Agreement with respect to Products [***] in the [***].  During such period, Amgen will not terminate or discontinue any [***] except with the consent of Micromet or, after consultation with Micromet, as required by Applicable Law or reasons of [***].  [***] will bear any costs associated with the conduct of [***] prior to the Termination Effective Date (it being understood that [***] will reimburse [***], on a pro rata basis, for any non-cancellable costs incurred by [***] that cover periods following the Termination Effective Date).  Amgen will have the right to complete or wind down and terminate any [***] (each, a “[***]”), with such expenses and costs to be borne by [***] (“[***] Expenses”).  The data, results and associated intellectual property resulting from any [***] shall be excluded from the rights conveyed to Micromet under Section 14.1 or elsewhere in this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.4.2    Micromet will reimburse Amgen at [***] (after the [***], which will be [***]) and for all Out-of-Pocket Costs for its implementation of the Program Transfer, including any payments associated with the transfer of any [***] from and after the Termination Effective Date, the supply of Product pursuant to Sections 14.1(d) or (f), as applicable, or the transfer of rights from any Third Party licensors or assignors, but excluding any [***], such reimbursement to occur after substantial completion of delivery of the items to be delivered by Amgen under Section 14.1, [***] such that (a) the first [***] will be [***] within [***] after such substantial completion or the [***] of the [***] immediately following such completion, whichever is later, and (b) the [***] will be [***] on the first day of [***] of the [***].

14.5        Termination of Licenses.

14.5.1    Certain Terminations.  Upon a termination of this Agreement in its entirety under Section 13.2 or 13.3 (but not an expiration of this Agreement under Section 13.1, or a termination [***] under Section 13.2) all rights and licenses granted by Micromet to Amgen hereunder will terminate.

14.5.2    Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Micromet or Amgen are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code and other similar laws in a jurisdiction outside the United States, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.  The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or such similar laws in a jurisdiction outside the United States.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in its possession, will be promptly delivered to them (a) upon any such commencement of a bankruptcy proceeding upon written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

14.6       Consequences of Micromet Material Breach.

14.6.1    Subject to Section 14.6.2 below, upon any termination of this Agreement pursuant to Section 13.3 by reason of Micromet’s material breach, at Micromet’s request, the Parties will [***] for a [***] the [***] of and [***] to any [***] to [***] of the research, development and Commercialization of Research Candidates and Products in the Territory (provided, that in no event will [***] be [***] to [***] for [***] a [***] of [***] the [***] of such [***]) and Amgen will have all rights at law or in equity to pursue any remedies available under applicable law with respect to such material breach.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.6.2    Without limiting any rights and remedies available under applicable law, if Amgen has the right to terminate this Agreement under Section 13.3 on account of Micromet’s material breach, following the exhaustion of the dispute resolution procedures described in such Section 13.3, then, in lieu of exercising its rights to terminate this Agreement in its entirety under Section 13.3, Amgen may elect to retain the licenses and rights granted under this Agreement, in which event Section 14.6.1 above will not apply and this Agreement will continue in full force and effect; provided, however, the following provisions will terminate and be of no further force or effect:  (a) Sections [***] and Article [***] (other than Section [***] and Section [***]) (provided, that, in connection with the court proceedings pursuant to Section 13.3.2, the Parties will [***] that [***] the [***] of a given [***] to be more [***] or [***], or [***] to such [***], and if the [***] that [***] the [***] of such [***] to be [***] or [***], or [***] in [***] to such [***]  (or does not [***] with respect to [***]), then Section [***] will [***]; and (b) Amgen’s obligations and Micromet’s rights under Sections [***] and [***] will terminate.  In addition, Article 2 will terminate, and all references to the JSC or JPT will thereafter be deemed a reference to Amgen for purposes of the remaining provisions of this Agreement; and Micromet’s obligations under Section 4.2.3(b) will apply as if it had completed the development of all initial manufacturing processes.

14.6.3    After electing to exercise its rights under Section 14.6.2, if Amgen [***] with respect to a Product binding to a Collaboration Target (either itself or through an Affiliate or sublicensee) during a [***] of [***], and a [***] has [***] the [***] of such Product to [***] or [***], or [***] in [***] to [***] (or does not [***] with respect to [***]), then, at [***] option, either (a) Amgen will grant and (subject to the satisfaction of the terms of this Section 14.6.3) hereby grants Micromet a non-exclusive, worldwide, fully-paid, royalty-free license (with the right to grant and authorize the further grant of sublicenses) under any [***] Patents to [***] binding to such [***], or (b) the [***] provisions set forth in Section [***] will be [***] as of the [***] of such [***].

14.7       Rights Upon Expiration.  Upon expiration of this Agreement pursuant to Section 13.1, the licenses granted to Amgen in Section 8.1 will become fully paid, royalty-free and irrevocable.  Notwithstanding the foregoing, Amgen will make any payments under any [***] and any other payments due to Third Parties for any intellectual property rights licensed to Amgen pursuant to Section 8.3 or 8.4 of this Agreement, to the extent such financial terms have been disclosed to Amgen pursuant to Section 8.3 or 8.4 and such payment obligations existed as of expiration of this Agreement, for as long as such payments are due under such agreements, and Amgen’s rights as a licensee or sublicensee under such intellectual property rights will remain subject to Amgen’s compliance with the payment and other terms thereof.

14.8       Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination.  Such termination will not relieve a Party from obligations that are expressly indicated in this Article 14 to survive the termination of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.9       Survival.  Articles [***] and [***], and Sections [***] and [***], together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement.

15.           Indemnification and Insurance

15.1       Indemnification of Micromet.  Amgen will indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Micromet Indemnitee, to the extent caused by or arising out of: (a) any breach by Amgen of this Agreement, (b) the gross negligence or willful misconduct on the part of Amgen, its Affiliates, or contractors, (c) the development, manufacture, use, handling, storage, supply, Commercialization or other disposition of Product by Amgen, its Affiliates or their respective sublicensees (including claims arising from or based upon any theory of products liability), or (d) the infringement of any Third Party Patent or misappropriation of any Third Party Know-How directed at any [***] or [***] as a result of Micromet’s or any of its Affiliates’ performance of activities pursuant to the Development Plan or this Agreement; in each case, excluding any Losses to the extent Micromet has an obligation to indemnify Amgen pursuant to Section 15.2.

15.2       Indemnification of Amgen.  Micromet will indemnify Amgen, its Affiliates, and their respective directors, officers, and employees (each, an “Amgen Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against an Amgen Indemnitee, to the extent caused by or arising out of: (a) any breach by Micromet of this Agreement, (b) the gross negligence or willful misconduct on the part of Micromet, its Affiliates, or contractors, (c) the performance of Micromet’s development activities under the [***], (d) the manufacture, use, handling, storage, supply, sale or other disposition of Product (including any [***] to a [***] that [***] to be a “[***]” by reason of Section [***]) by Micromet or its Affiliates, or contractors, (e) the breach by Micromet of the [***] granted to Micromet under that certain [***], dated as of [***], by and between Micromet, [***], or (f) the infringement of any Third Party Patent or misappropriation of any Third Party Know-How directed at (i) the [***] of a [***], the [***], the [***] the [***], or the [***] of any [***] that is a [***], (ii) the [***] of [***], as conducted by Micromet [***] or [***] the [***] are [***] pursuant to Section [***], or (iii) the [***] of the [***] as incorporated into a [***], as a result of Amgen’s or any of its Affiliates’ Exploitation of the Products (but excluding any such infringement or misappropriation claims that arise [***] on account of [***] or [***] either to [***] or [***] the [***] of the [***] hereunder); in each case, excluding any Losses to the extent Amgen has an obligation to indemnify Micromet and its Affiliates pursuant to Section 15.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

15.3        Notice of Claim.  All indemnification claims in respect of any Amgen Indemnitee or Micromet Indemnitee seeking indemnity under Sections 15.1 or 15.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”).  The Indemnified Party will give the other Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 15.1 or Section 15.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.

15.4       Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 15.1 and 15.2 by giving written notice to the Indemnified Party within [***] ([***])[***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may select and appoint the lead legal counsel for the defense of the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim, except as provided in Section 15.5.

15.5       Right to Participate in Defense.  Without limiting Section 15.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 15.4 (in which case the Indemnified Party will control the defense).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

15.6       Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other comparable relief, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate. The Indemnifying Party will pay all Losses on account of Third Party Claims subject to indemnification pursuant to Section 15.1 or 15.2, as the case may be, on behalf of the Indemnified Party at or prior to the time of the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 15.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld or delayed).  The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 15.4 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 15.4.

15.7       Cooperation.  If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense of such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection with such cooperation.

15.8       Expenses.  Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

15.9       Insurance.  During the Term [***], each Party will have and maintain such types and amounts of liability insurance including self-insurance as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a certificate of insurance in that regard, along with any amendments and revisions thereto.

16.           Representations and Warranties

16.1        Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

16.1.1    Such Party (a) has the corporate power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

16.1.2    This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance.

16.1.3    The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any obligation, contractual or otherwise, or court or administrative order by which such Party is bound.

16.2        Additional Representations and Warranties of Micromet.  Micromet hereby represents and warrants to Amgen that, as of the Effective Date:

16.2.1    Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

16.2.2    Micromet has not received any written allegation from a Third Party that any Patent within the [***] Technology is invalid or unenforceable and no Patent within the [***] Technology is subject to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.

16.2.3    Micromet is the sole and exclusive owner of all right, title and interest in the Licensed Technology or, as the case may be, has obtained licenses thereto.

16.2.4    To the knowledge of Micromet’s officers and the head of Micromet’s Intellectual Property department none of (i) the research and development activities of potential Products as described in the Initial Development Plan as of the Effective Date, (ii) the generation of BiTE Antibodies binding to the Collaboration Target and manufacture for clinical purposes of such BiTE Antibodies as described in the Initial Development Plan as of the Effective Date, and (iii) the composition or use of such generated BiTE Antibodies in a Product is claimed in any published or issued Patent of a Third Party that is not sublicensed to Amgen under this Agreement as part of the Licensed Technology.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

16.2.5    Micromet has not received, with respect to the Licensed Technology, any notice of infringement or any written communication relating in any way to a possible infringement of any Third Party patent rights by its activities prior to the Effective Date or the activities of either Party contemplated by this Agreement.

16.2.6    Micromet has the right and authority to grant the rights and licenses granted to Amgen pursuant to the terms and conditions of this Agreement, and Micromet has not granted any right, license, or interest in, to, or under the Licensed Technology that is inconsistent with the rights, licenses, and interests granted to Amgen under the terms and conditions of this Agreement.

16.2.7    Micromet has not placed, and to Micromet’s knowledge there does not exist, upon the Licensed Technology any encumbrance, charge or lien (other than licenses granted under the [***] Technology that do not violate Section 16.2.6).

16.2.8    The Patents listed on Exhibit C represent all Patents within Micromet’s Control required or useful for the development, Commercialization or Exploitation of a Product.

16.2.9    The Patents listed on Exhibit C have been filed and maintained in a manner consistent with its standard practice in each applicable country in the Territory in which such Patents have been filed and all applicable fees have been paid on or before the due date for payment.

16.2.10  Other than the [***] or the agreements listed on Exhibit J, there are no agreements in effect as of the Effective Date with a Third Party under which rights with respect to the Licensed Technology are being licensed to Micromet.  Neither Micromet, nor, to Micromet’s knowledge, any of the Third Parties set forth on Exhibit D, is in breach or default under the applicable [***].  Micromet has provided true and complete copies of the [***] to Amgen.

16.2.11  To Micromet’s knowledge, all inventors of inventions claimed in the Patents listed on Exhibit C have assigned, or have a contractual obligation to assign, their entire right, title and interest in and to such inventions to Micromet and the inventors listed are correct and there are no claims or assertions in writing regarding the inventorship of such Patent Rights alleging that additional or alternative inventors ought to be listed.

16.2.12  None of Micromet nor any of its Affiliates, nor, to Micromet’s knowledge, any officer, employee or agent of any of the foregoing, has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in debarment under Applicable Law, including 21 U.S.C. Section 335a or any similar state law or regulation under 42 U.S.C. Section 1320a-7, or any similar federal, state, local or foreign regulatory requirement, or listing in any exclusion list or program similar to the exclusion list and program maintained by the United States Office of Inspector General under 42 C.F.R. Part 1003.102.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

16.3       Additional Representations and Warranties of Amgen. Amgen hereby represents and warrants to Micromet that, as of the Effective Date, Amgen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.  Amgen further represents and warrants to Micromet that, as of the Effective Date, to the knowledge of [***], after due inquiry based solely on the materials Amgen has provided to Micromet prior to the Effective Date, Amgen is [***] of any [***] of the [***] for the [***] of [***].

16.4       Performance by Affiliates.  Each Party (including, solely for purposes of this Section 16.4, Micromet, Inc.), agrees to cause its Affiliates to comply with the provisions of this Agreement as applicable to such Affiliate and to guarantee the payment of all amounts owed by its Affiliates under this Agreement.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.  In addition, during the Term, Micromet, Inc. will not divest, restructure, reorganize or reclassify its Affiliates with any intent in whole or in part to avoid, reduce or eliminate its or any of its Affiliates’ obligations or commitments set forth in this Agreement.

17.           Disclaimer; Limitation of Liability

17.1       Disclaimer of Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN ARTICLE 16, AMGEN AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND AMGEN AND MICROMET EACH SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

17.2       Limitation of Liability. EXCEPT IN THE EVENT OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 11, AND EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER ARTICLE 15, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

18.         Miscellaneous

18.1       Force Majeure.  Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, pandemics, quarantines, war, acts of terrorism, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any Governmental Authority.  The non-performing Party will notify the other Party of such force majeure within [***] ([***])[***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform.

18.2       Assignment.  Neither Party will assign, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement without the prior written consent of the other Party (which consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion); provided, however, that either Party may assign this Agreement whether voluntarily, involuntarily, by operation of law or otherwise without the consent of the other Party (a) to any Affiliate of such Party provided that such assignment will be effective for only so long as such Affiliate remains an Affiliate, (b) to any Third Party with which it mergers or consolidates or to which it sells, transfers or issues a majority of the voting power of its outstanding shares, in connection with such event (it being understood that this clause (b) shall include any such event involving Micromet’s ultimate parent or any intervening entity); or (c) to any Third Party to which a Party transfers all or substantially all of its assets to which this Agreement relates.  Any such assignment will not be effective unless and until the relevant Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement (it being understood that any assignee shall assume all obligations under and assets (including intellectual property and other proprietary rights) pertaining to this Agreement).  A copy of such written assumption of obligations will be provided to the other Party upon request.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

18.3       Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, the Parties will negotiate in good faith a legal, valid and enforceable provision that most nearly reflects the original intent of the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

18.4       Governing Law; Dispute Resolution.

18.4.1      This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country.

18.4.2      The Parties will try to settle their differences amicably between themselves.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement, arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 18.4.3, notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within [***] ([***])[***] of receipt of the written notice by the other Party, such dispute will be referred to the Senior Officers of each of the Parties who will meet in person in the U.S. or by teleconference at least once and use their good faith efforts to resolve the Dispute within [***] ([***])[***] after such referral.

18.4.3      If a Dispute is not resolved as provided in the preceding Section 18.4.2, whether before or after termination of this Agreement, the Parties hereby agree that:

(a)           if the Parties fail to agree on the appropriate terms of a license to be granted under Sections [***] or [***], then the procedures set forth on Exhibit H will apply;

(b)           [***] Disputes.  Disputes relating to the [***] of one or more [***] of any [***] the [***], that, [***], would [***] the [***] of [***] payable to Micromet under this Agreement, will be resolved by final and binding arbitration conducted in Washington, DC, U.S.A. according to Rules of Arbitration of the International Chamber of Commerce (“ICC”).  Amgen may initiate such arbitration proceedings only at such time as the [***] are (or, after the time reasonably expected for resolution of the Dispute pursuant to this Section 18.4.3(b), would be (assuming resolution in Amgen’s favor)) the [***] for the applicable Product in the applicable jurisdiction.  The arbitration will be conducted by a panel of three (3) arbitrators with significant experience regarding [***] in the [***] that is the subject of such Dispute and regarding the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable ICC rules.  The chairman of the panel will be a U.S. national.  Any arbitration under this Section will be conducted in the English language to the maximum extent possible.  Each Party will have the right to take up to [***] ([***])[***] of deposition testimony, including expert deposition testimony.  The Parties agree that the arbitrators will set a discovery cutoff not to exceed (a) for percipient discovery, [***] ([***])[***] after the signing of the statement of the case after the arbitrators are selected and (b) for expert discovery, [***] ([***])[***] after the signing of such statement.  These dates may be extended by the arbitrators for good cause shown.  The arbitrators will be instructed not to award any punitive or special damages or other relief other than a monetary judgment for payment of royalties due hereunder and will render a written decision no later than [***] ([***])[***] following the signing of the statement of the case after the arbitrators are selected, including a basis for any decision reached.  During the pendency of such arbitration proceeding, Amgen will [***] for the [***] of [***] the [***] of any [***] (as and when such [***] and [***] with respect thereto (assuming such one or more [***] are [***])), with such [***] (or [***] thereof) to be [***] upon the panel’s determination of the [***] (based upon a finding that such [***] are [***]).  Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees).  Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.  The existence of and materials related to any such arbitration proceeding will be deemed Confidential Information of the Parties hereunder; and

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

 (c)           all Disputes other than those described in Sections 18.4.3(a) and (b) above will be resolved by the courts of competent jurisdiction located in Washington, DC (for proceedings initiated by Amgen) or Los Angeles, CA (for proceedings initiated by Micromet).

18.4.4      Nothing in this Section 18.4 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

18.5       Consequences of Change of Control.

18.5.1      Change of Control of Either Party.  If either Party (or any assignee or surviving party) is involved in a Change of Control with a Third Party, the Patents and Know-How that (i) are Controlled by such Third Party and its Affiliates immediately prior to such Change of Control (whether such Third Party becomes the assignee of this Agreement or if such Third Party remains an Affiliate of such Party), or (ii) become Controlled by such Third Party following such Change of Control (except to the extent either (A) conceived or generated by making material use of such Party’s Patents, Know-How or Confidential Information or (B) conceived or generated under this Agreement by a Party or a successor entity thereto), will in each case be automatically excluded from the definitions of [***] Technology and [***] Technology (in the case that Micromet is involved with a Change of Control) and [***] Technology and [***] Technology (in the case that Amgen is involved with a Change of Control).  In the event of any Change of Control, the affected Party will undertake reasonable safeguards to segregate such Patents and Know-How controlled by such Third Party and its Affiliates including, by way of example, a prohibition on non-executive [***] personnel supporting both programs, the creation of internal procedures to limit the flow of information between project team members, etc.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

18.5.2     Micromet Change of Control.

(a)           Notwithstanding anything to the contrary in this Agreement, if Micromet undergoes a Change of Control with a Third Party that [***] (if [***]) or has [***] of [***] from [***], then in addition to the consequences set forth in Sections 2.1.6 and 5.2, the rights granted to Micromet under Section 8.6.5 (other than with respect to any [***] Technology that constituted [***] Technology prior to Amgen’s receipt of notice from Micromet of such Change of Control, including any such [***] Technology then in use by Micromet) and Section 14.1 (other than with respect to any Program Transfer that occurred prior to Amgen’s receipt of notice from Micromet of such Change of Control) will automatically terminate and be of no further force or effect.  Upon any termination of this Agreement following a Change of Control as described in this Section 18.5.2(a), Amgen will grant and (subject to the satisfaction of the terms of this Section 18.5.2(a)) hereby grants Micromet a non-exclusive, fully-paid, royalty-free license (with the right to grant and authorize the further grant of sublicenses) under any [***] Patents to Exploit in the [***] binding to any [***] with respect to which this Agreement has terminated.  Except as expressly set forth in this Section 18.5.2(a), nothing in this Section 18.5.2(a) will grant to Micromet any right, title or interest in and to the [***] Patents or any other intellectual property of Amgen (either expressly or by implication or estoppel), or any right of reference to any data relating to any Product.

(b)           Notwithstanding anything to the contrary in this Agreement, if (i) Micromet undergoes a Change of Control with a Third Party other than as described in Section 18.5.2(a) above and (ii) Amgen has [***] relating to such Third Party’s practices regarding the [***] or other [***], then Amgen will have the right to [***] of any [***] or other [***] to such Third Party in connection with any Program Transfer until such time as (in [***] and [***]) such Third Party [***] with respect thereto.  Amgen shall provide prompt notice under this Agreement upon any determination under this Section 18.5.2(b) as of the date any termination notice is delivered by Amgen to Micromet but in any event prior to the Termination Effective Date.

18.6       Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:

If to Amgen, to:

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320-1799
U.S.A.
Attention: Corporate Secretary
Facsimile: +[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

If to Micromet, to:

Micromet AG
Staffelseestr. 2
81477 Munich
Germany
Attention: Head of Business Development
Facsimile: +[***]

with a copy to:

Micromet, Inc.
9201 Corporate Boulevard, Suite 400
Rockville MD 20850
Attention: General Counsel
Facsimile: +[***]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on the same day if a Business Day and if not on the next business day following delivery, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier.  It is understood and agreed that this Section 18.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations, in due course, under the terms of this Agreement.

18.7       Entire Agreement; Modifications.  This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidential Disclosure Agreement between the Parties dated [***].  Each Party confirms that it is not relying on any representations or warranties of the other Party except those that are expressly made in this Agreement.  No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties.

18.8       Relationship of the Parties.  The relationship between the Parties is and will be that of independent contractors, and does and will not constitute a partnership, joint venture, agency or fiduciary relationship. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any actions, which are binding on the other Party, except with the prior written consent of the other Party to do so.  All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

18.9       Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.

18.10     Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures will be deemed to bind each Party hereto as if they were original signatures.

18.11     No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

18.12     Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

18.13     English Language.  This Agreement has been written and executed in the English language.  Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

18.14     Construction.  Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or).  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein will be deemed to be followed by the phrase “without limitation” or like expression.  The term “will” as used herein means shall.  References to “$” herein mean United States Dollars.  When used in relation to Feasibility Targets and Collaboration Targets, the terms “binding to”, “directed at”, “directed to”, “targeting” and the like have equivalent meanings.  References to “Article”, “Section” or “Exhibit” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.  The language of this Agreement will be deemed to be the language mutually chosen by the Parties and no rule of strict construction will be applied against either Party hereto.

[Remainder of this page is left blank intentionally]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG		Amgen Inc.

By:	/S/ JENS HENNECKE	By:	/S/ JONATHAN PEACOCK
Name:	Jens Hennecke	Name:	Jonathan Peacock
Title:	SVP Business Development, Vorstand	Title:	Executive Vice President and Chief Financial Officer

By:	/S/ PATRICK BAEUERLE
Name:	Patrick Baeuerle
Title:	SVP & CSO, Vorstand

Legal Department Review: /S/ AD

Micromet, Inc.*

By:	/S/ JENS HENNECKE
Name:	Jens Hennecke
Title:	SVP Business Development

*Solely for the purpose of Section 16.4

[Signature Page to the Collaboration and License Agreement]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit A

Feasibility Targets

1.           [***]  (HUGO symbol = [***]; aliases = [***]; other names = [***] identified by the UniProtKB/Swiss-Prot entry name [***] accession number [***] with the following amino acid sequence:

[***]

2.           [***](HUGO symbol = [***]; aliases = [***]; identified by the RefSeq-Sequenz [***] with the following amino acid sequence:

[***]

3.            [***] (HUGO symbol = [***]; aliases = [***]; identified by the UniProtKB/Swiss-Prot entry name [***] and accession number [***] with the following amino acid sequence:

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit B

Initial Development Plan

Amgen BiTEs Antibody - Summary of Work-Packages

General

[***]

Drug Discovery (Amgen & MITI)

Principle: [***]

Requirements [***]: [***]

Work-packages [***]: [***]

Deliverables [***]: [***]

Requirements collaboration target program: [***]

Work-packages collaboration target program: [***]

Deliverable collaboration target program: [***]

Process Development & Manufacturing (Amgen & MITI)

Principle: [***]

Requirements: [***]

Work-packages: [***]

Deliverables: [***]

Work-packages [***]: [***]

Deliverables: [***]

[***] Development: [***] (MITI)

Principle: [***]

Requirements: [***]

Work-packages - [***]: [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Work-packages - [***]: [***]

Deliverables: [***]

[***] Development (MITI)

Principle: [***]

Requirements: [***]

Work-packages: [***]

Deliverables: [***]

[***] Development: [***] (MITI)

Principle: [***]

Requirements: [***]

Work-packages: [***]

Deliverables: [***]

[***] and [***] support

Requirements: [***]

Work-packages: [***]

Deliverables: [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit C

Patents within [***] Technology

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number
[***]	[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit D

[***]

[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E

Patent Jurisdictions

Patent Code	Patent Jurisdiction
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit F

Milestone Schedule

	Milestone Event	Milestone Payment
	[***] of [***] pursuant to Section [***]	€[***]
	[***] of [***] (only if applicable) pursuant to Section [***]	€[***]
	[***] of [***], as described in the [***], for [***] (only if a [***] is [***])	€[***]
	Earlier of (i) [***] of the [***], as described in the [***], with respect to the [***], and (ii) [***] of [***] with respect to the [***]	€[***]
	[***] for a Product	€[***]
	[***] of [***] in [***] (or [***] of a [***]) of a Product	€[***]

The milestones below are paid by [***] and [***] (each defined below), up to [***] per [***] (as shown on Exhibit F-2 below), and are expressed as a [***] of the [***] shown on Exhibit F-2.

Regardless of the [***] of [***] or [***], the [***] of milestones payable with respect to a [***] (including all Products [***] to the [***]) are: €[***] for [***], €[***] for [***] and €[***] for [***].

	[***] of [***] in first [***]	[***]
[***] of [***] of [***] for [***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***] for the [***] for the [***]	€[***]
	[***] for the [***] for the [***]	€[***]
	[***] for the [***] for the [***]	€[***]

If a milestone event described above (other than the [***] of a [***] or a [***] relating to a [***] or [***]) is achieved that is subsequent to a preceding milestone event with respect to which Amgen has not yet made the corresponding milestone payment, the preceding milestone event is deemed achieved, and the corresponding milestone payment is due and payable together with the payment of the milestone payment for the subsequent milestone event.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit F-21

[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

“[***]” means, within a [***], any [***] or [***] (or [***]) of such [***] for which a [***], including [***] thereto.

 “[***]” means, with respect to a [***] for which a [***], an [***] that [***] a [***] in the number of [***] as compared to the [***] for such [***] for which the [***].  Each of the following would [***] a “[***]”:  (i) the [***] of a [***] in a [***] (e.g., [***] or [***]) or [***] of [***] ([***] or [***]), or (ii) the [***] of a [***] or [***] to a [***] that is different than the [***] for which the [***].

1 All amounts are expressed in Euros.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit G

Press Release

Micromet Announces Solid Tumor BiTE Antibody Collaboration with Amgen
-Collaboration on up to three targets and two programs
— Upfront payment of €10 million upon deal execution
-Maximum deal value of €695 million plus royalties and development cost reimbursement

Rockville, MD, July [ ], 2011 –Micromet, Inc. (NASDAQ: MITI) announced today that it has entered into a collaboration agreement with Amgen Inc. for the research of BiTE antibodies against three undisclosed solid tumor targets. Amgen will have the right to pursue development and commercialization of BiTE antibodies against up to two of these targets, to be selected by Amgen.

“The BiTE antibody provides an innovative approach to cancer therapy,” said Roger M. Perlmutter, M.D., Ph.D., executive vice president of Research and Development at Amgen.  “Amgen is pleased to collaborate with the Micromet scientific team to deploy this technology against targets for the treatment of solid tumors.”

Under the terms of the agreement, Amgen is expected to pay €10 million upon deal execution.  If milestones in multiple indications and tumor types are achieved, Micromet is eligible to receive up to €342 million in clinical and commercial milestone payments.  Micromet is also eligible to receive up to double-digit royalties on worldwide net sales.

For the second BiTE program, Micromet is eligible to receive an additional cash payment upon initiation of the program, milestones, royalties and development funding comparable to the first program. The combined potential payments to Micromet from both programs, excluding reimbursement of research and development costs, are approximately €695 million.  The initial development plan contemplates €25 million in R&D funding if two BiTE antibodies are advanced to IND.  All expected costs associated with the research, development and commercialization of the BiTE antibodies will be borne by Amgen.

Micromet will be primarily responsible for the discovery and pre-clinical development of the BiTE antibodies. Amgen will lead the clinical development, manufacturing, and commercialization of any products resulting from the collaboration.

“We are very pleased to collaborate with Amgen, an industry leader with a proven track record of success in oncology and biologics,” said Christian Itin, Ph.D., Micromet’s President and Chief Executive Officer. "This collaboration aligns well with our strategy to expand development of BiTE antibodies into solid tumor indications with support from a partner and brings important non-dilutive capital into the company."

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

About BiTE Antibodies
BiTE® antibodies are designed to direct the body's cytotoxic, or cell-destroying, T cells against tumor cells, and represent a new therapeutic approach to cancer therapy. Typically, antibodies cannot engage T cells because T cells lack the appropriate receptors for binding antibodies. BiTE antibodies have been shown to bind T cells to tumor cells, ultimately inducing a self-destruction process in the tumor cells referred to as apoptosis, or programmed cell death. In the presence of BiTE antibodies, T cells have been demonstrated to serially eliminate tumor cells, which explains the activity of BiTE antibodies at very low concentrations. Through the killing process, T cells start to proliferate, which leads to an increased number of T cells at the site of attack.

About Micromet, Inc.
Micromet, Inc. is a biopharmaceutical company focused on the discovery, development and commercialization of innovative antibody-based therapies for the treatment of cancer. Its product development pipeline includes novel antibodies generated with its proprietary BiTE® technology, as well as conventional monoclonal antibodies. The Company’s lead product candidate blinatumomab (MT103) is currently the subject of a European pivotal trial in patients with minimal residual disease positive acute lymphoblastic leukemia.  Micromet has collaborations with a number of leading pharmaceutical and biotechnology companies, including this collaboration with Amgen  and existing collaborations with Bayer Heathcare Pharmaceuticals, Boehringer Ingelheim, MedImmune, Merck Serono, Nycomed and Sanofi.  Additional information can be found at www.micromet.com.

Safe Harbor Statement
This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the operation of the collaboration with Amgen, the efficacy, safety and intended utilization of our product candidates, including the BiTE antibodies that are the subject of the agreement with Amgen, the mode of action of BiTE antibodies, the conduct, timing and results of future clinical trials, expectations of the future expansion of our product pipeline and collaborations, the initiation of a second BiTE program under the collaboration with Amgen and the future payment of upfront, milestone and royalty payments by Amgen. You are urged to consider statements that include the words "ongoing," "may," “eligible,” "will," "believes," "potential," "expects," "plans," "anticipates," "intends," or the negative of those words or other similar words to be uncertain and forward-looking. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that our product candidates do not demonstrate safety and/or efficacy in pre-clinical studies or clinical trials, delays in development and testing, including the risk that Amgen will not obtain approval to market our product candidates and the risks associated with reliance on collaboration partners such as Amgen and outside financing to meet capital requirements. These factors and others are more fully discussed in Micromet's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2010, and Micromet’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, filed with the SEC on May 10, 2011 as well as other filings by the Company with the SEC.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Contact:
Jennifer Neiman
Director, Corporate Communications
Micromet, Inc.
240-235-0246
jennifer.neiman@micromet.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit H

Dispute Resolution Procedures for Certain Matters

1.
The Parties will resolve disputes stipulated in Sections [***] and [***] by final and binding expertise proceedings in accordance with this Exhibit H.  The Parties will select a mutually agreeable expert who has significant relevant experience in the subject matter of the disputed issue and no affiliation or pre-existing relationship with either Party.  If the Parties cannot agree on an expert within [***] ([***])[***] after the referral of the matter to be resolved pursuant to this Exhibit H, either Party may request the appointment of the expert in accordance with the provisions for the appointment of experts under the Rules for Expertise of the International Chamber of Commerce.  The date on which such expert is selected will be the “Expertise Proceedings Commencement Date.”

2.
Each Party will prepare and, within [***] ([***])[***] after the Expertise Proceedings Commencement Date, deliver to both the expert and the other Party a written memorandum setting forth (i) the Party’s last draft of such license agreement provided to the other Party without any alteration, (ii) a detailed list of open issues in such license agreement, and (iii) its position and proposed resolution with respect to each open issue in the detailed list (the “Support Memorandum”).  The expert will also be provided with a copy of this Agreement.

3.
Within [***] ([***])[***] after the receipt of both Support Memoranda, the expert will select from the two proposals provided by the Parties the proposal that the expert believes [***] the [***] of the Parties to this Agreement and the [***] the [***] and [***] of [***].  The expert’s decision will be provided in writing.

4.
The expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching his or her decision regarding the dispute at issue; provided, that each Party will have the right to receive a copy of any additional information or be present during any oral submissions provided by the other Party to the expert.  For clarity, it is understood that the Parties intend the proceedings under this Exhibit H to be a “baseball arbitration” type proceeding.

5.
The expertise proceedings set forth in this Exhibit H will be conducted in the United States.  The expert’s fees and expenses will be shared equally by the Parties.  Each Party will bear and pay its own expenses incurred in connection with the expertise proceedings set forth under this Exhibit H.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.
The Parties agree that the decision rendered by the expert will be the sole, exclusive and binding remedy between them regarding such Dispute and the terms and conditions in the license agreement selected by the expert will be legally binding and enforceable between the Parties.  The expertise proceedings and the decision of the expert will not be made public without the joint consent of the Parties, and each Party will maintain the confidentiality of such proceedings and decision unless each Party otherwise agrees in writing; provided, that either Party may make such disclosures as are permitted for Confidential Information of the other Party under Article 11 above.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit I

[***]

If Amgen [***] a Product for the [***] of [***] (the “[***]”), then Micromet will have a [***] to [***] in the [***] for such Product within the [***] in the [***] (the “[***]”), as set forth in this Exhibit I.   Micromet’s [***] in such [***] under the [***] will be conducted pursuant to a [***] for Products that are [***] in the [***] for the treatment of [***] (“[***]”).

1.1     Exercise.  Amgen will notify Micromet in writing promptly following Amgen’s initiation of the [***] under this Agreement for an [***] within the [***] (“[***]”).  To [***] the [***], Micromet will notify Amgen, in writing, no later than [***] ([***])[***] after receiving such [***] (“[***]”).  The [***] will specify the [***] of [***] (up to [***]) that Micromet desires to [***] for the [***] in the [***].

1.2     Key [***] Terms.  The [***] will be [***], but will contain and be consistent with the following terms and conditions:

1.2.1             The Parties will [***] to [***] on an [***] in [***], taking into account [***] and [***], as well as [***] and [***] so as not to [***] hinder the [***] of the [***].

1.2.2             [***] will [***] an [***] intended to approximate the [***] that [***] by a [***] for [***].

1.2.3             Micromet will have the right to [***] its [***] by [***] ([***])[***] written notice to Amgen, and the Parties will cooperate to [***] such [***] to Amgen with a [***] of [***].

1.2.4             Amgen will have the [***] to [***] of the [***].

1.2.5             Amgen will [***] all [***] of the [***].

1.2.6             Amgen will [***] all [***] and [***] for the [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit J

Certain [***]

[***]

[***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.